        As filed with the Securities and Exchange Commission on May 17, 2006


                                              Securities Act File No. 333-132314
                                       Investment Company Act File No. 811-21863

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-2

                                   ----------

           /X/ Registration Statement under the Securities Act of 1933


                   /X/ Pre-Effective Amendment No. 2


                   / / Post-Effective Amendment No.
                                      and/or
           /X/ Registration Statement under the Investment Company Act of 1940


                   /X/ Amendment No. 2


                                   ----------

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND
               (Exact Name of Registrant as Specified in Charter)

                                   ----------

                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (630) 505-3700

                                NICHOLAS DALMASO
                             CLAYMORE ADVISORS, LLC
                            2455 CORPORATE WEST DRIVE
                              LISLE, ILLINOIS 60532
                     (Name and Address of Agent for Service)

                                   ----------

                                   Copies to:

                  THOMAS A. HALE                             THOMAS A. DECAPO
     SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP     SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                333 W. WACKER DRIVE                          ONE BEACON STREET
              CHICAGO, ILLINOIS 60606                   BOSTON, MASSACHUSETTS 02108

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /

It is proposed that this filing will become effective (check appropriate box):

/ /  When declared effective pursuant to section 8(c).

If appropriate, check the following box:

     / / This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     / / This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is / /.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


 TITLE OF BEING                                                                    AMOUNT OF
   REGISTERED         AMOUNT BEING     OFFERING PRICE PER       AGGREGATE        REGISTRATION
   SECURITIES          REGISTERED             SHARE         OFFERING PRICE (1)        FEE
---------------    -----------------   ------------------   ------------------   -------------
 Common Shares,    16,500,000 Shares              $ 20.00        330,000,000     $35,541.00(2)
  $0.01 par value


----------
(1) Estimated solely for the purpose of calculating the registration fee.


(2) Includes fee of $107.70 previously paid in connection with the Registrant's initial filing of the Registration Statement


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED MAY 17, 2006

PROSPECTUS

[RAYMOND JAMES(R) LOGO]

[CLAYMORE(R) LOGO]


                                      SHARES
                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND
                                  COMMON SHARES

                                $20.00 PER SHARE

                                   ----------

     INVESTMENT OBJECTIVE AND POLICIES. The Fund's investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts.

     RAYMOND JAMES STRONG BUY 1 RATING. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates, Inc. ("Raymond James"). There are currently four rating categories used by Raymond James analysts, with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects the stock to achieve total return targets over the next six months and to outperform the S&P 500 over that period. In the case of certain higher-yielding or more conservative equities, a rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects such equities to achieve total return targets over the next 12 months. The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. Analysts' expectations regarding the performance of any particular rated security or of SB-1 rated securities generally is not an expectation or prediction of performance of the Fund and is not indicative of performance of the Fund. Raymond James' Equity Research Team currently is composed of more than 40 fundamental equity analysts and publishes research on approximately 600 companies. Securities rated by Raymond James analysts include equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. As of March 31, 2006, 93 securities received a rating of SB-1 from Raymond James analysts. The number of securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts.

     AUTOMATIC OPEN-END FUND CONVERSION. The Fund expects its Common Shares to be listed on the New York Stock Exchange (the "NYSE"), subject to notice of issuance, under the symbol "RYJ." The Fund's Declaration of Trust provides that (beginning after 18 months from the date of this Prospectus) if the Fund's Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund. See "Automatic Conversion to Open-End Investment Company."

                                                   (CONTINUED ON FOLLOWING PAGE)

YOU SHOULD CONSIDER THE RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 22 BEFORE BUYING COMMON SHARES OF THE FUND.

                                   ----------

                                                    PER SHARE   TOTAL(1)
                                                    ---------   --------
     Public offering price                          $   20.00     $
     Sales load(2)                                  $     .90     $
     Estimated offering expenses(3)                 $     .04     $
     Proceeds, after expenses, to the Fund(3)       $   19.06     $

                                                       (NOTES ON FOLLOWING PAGE)

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE UNDERWRITERS EXPECT TO DELIVER THE COMMON SHARES TO PURCHASERS ON OR BEFORE , 2006.

                                   ----------
                                  RAYMOND JAMES
                                   ----------

               THE DATE OF THIS PROSPECTUS IS              , 2006.

(CONTINUED FROM PREVIOUS PAGE)

     INVESTMENT STRATEGY. While the Fund will seek to maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James, the Fund's investment strategy also aims to reduce turnover and limit the potential price impact of purchasing or selling certain securities. Upon commencement of the Fund's investment operations, the Fund will invest in each of the stocks then rated SB-1 with the relative weighting of the Fund's holdings in each stock determined according to a modified equal-weighting methodology, as described in this Prospectus. Although the number of securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts, in order to seek to minimize the costs associated with high portfolio turnover, the Fund's portfolio will be reconstituted and rebalanced approximately every two weeks (twice per calendar month), as described in this Prospectus, and the Fund will hold the securities rated SB-1 based on that rebalancing day according to the Fund's modified equal-weighting methodology throughout the following semi-monthly period.

     INVESTMENT ADVISER AND SUB-ADVISER. Claymore Advisors, LLC (the "Investment Adviser") serves as the Fund's investment adviser and is responsible for the management of the Fund's portfolio of securities. The Fund's sub-adviser is Raymond James & Associates, Inc. (in such capacity, the "Sub-Adviser").

     NO PRIOR HISTORY. Because the Fund is newly organized, its common shares have no history of public trading. Common shares of closed-end funds frequently trade at prices lower than their net asset value. The risk of loss due to this discount may be greater for initial investors expecting to sell their common shares in a relatively short period after the completion of the public offering.

     You should read this prospectus, which contains important information about the Fund that you should know before deciding whether to invest, and retain it
for future reference. A Statement of Additional Information, dated     , 2006,
containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 46 of this Prospectus, by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov). Free copies of the Fund's reports and its Statement of Additional Information will also be available from the Fund's web site at www.claymore.com/ryj.

     The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(NOTES FROM PREVIOUS PAGE)

----------

     (1)  The underwriters may also purchase up to an additional     common
          shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over allotments. If such option is exercised in full, the total Public Offering Price, Sales Load, estimated offering expenses and proceeds, after expenses,
          to the Fund will be $   , $   , $   and $   , respectively. See
          "Underwriting."

     (2) The Investment Adviser has agreed to pay from its own assets additional compensation to Raymond James & Associates, Inc. In return, Raymond James & Associates, Inc. has agreed to provide, upon request, certain aftermarket support services. Raymond James & Associates, Inc. may also, subject to compliance with applicable law, from time to time act as broker in executing the Fund's portfolio transactions and receive compensation in that regard. See "Underwriting." Raymond James & Associates, Inc. also serves as the Fund's Sub-Adviser and receives compensation for its services. See "Management of the Fund--The Sub-Adviser."

     (3) Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $ , which represents $.04 per common share issued. The Investment Adviser and the Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $.04 per common share.

                               PROSPECTUS SUMMARY

     THIS IS ONLY A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD CAREFULLY READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF
ADDITIONAL STATEMENT INFORMATION, DATED     , 2006 (THE "SAI"), ESPECIALLY THE
INFORMATION SET FORTH UNDER THE HEADINGS "INVESTMENT OBJECTIVE AND POLICIES" AND "RISKS."


THE FUND                              Claymore/Raymond James SB-1 Equity Fund (the "Fund") is a
                                      newly-organized, diversified, closed-end management investment company. The Fund's investment objective is to provide capital appreciation. Claymore Advisors, LLC (the "Investment
                                      Adviser") serves as the Fund's investment adviser and is
                                      responsible for the management of the Fund's portfolio of
                                      securities. The Fund's sub-adviser is Raymond James &
                                      Associates, Inc. (in such capacity, the "Sub-Adviser").

THE OFFERING                          The Fund is offering common shares of beneficial interest, par value $.01 per share, at $20.00 per share through Raymond
                                      James & Associates, Inc. (in such capacity, the
                                      "Underwriter"). The Underwriter also acts as the Fund's
                                      Sub-Adviser. The common shares of beneficial interest are
                                      called "Common Shares" in this Prospectus. You must purchase at least 100 Common Shares ($2,000) in order to participate in the offering. The Underwriter may offer the Common Shares for sale in the United States and, subject to compliance with
                                      applicable laws, outside the United States. The Fund has given
                                      the Underwriter an option to purchase up to     additional
                                      Common Shares to cover orders in excess of Common Shares. The
                                      Fund and the Underwriter intend to limit the number of Common
                                      Shares available in the initial public offering to
                                      approximately 20 million Common Shares. See "Underwriting."
                                      The Investment Adviser and the Sub-Adviser have agreed to pay
                                      (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load) that exceed $.04 per
                                      Common Share. See "Underwriting."

INVESTMENT OBJECTIVE AND              The Fund's investment objective is to provide capital
POLICIES                              appreciation. Under normal market conditions, the Fund will invest substantially all of its net assets in the equity
                                      securities that are rated, at the time of purchase, "Strong
                                      Buy 1" by Raymond James analysts.

RAYMOND JAMES STRONG BUY 1            The Fund will seek to construct and maintain a portfolio
RATINGS                               consisting of the equity securities rated Strong Buy 1
                                      ("SB-1") by analysts employed by Raymond James & Associates,
                                      Inc. ("Raymond James"). There are currently four rating
                                      categories used by Raymond James analysts, with SB-1 being the highest rating. A rating of SB-1 indicates generally that the
                                      Raymond James analyst assigning the rating expects the stock to achieve total return targets over the next six months and to outperform the S&P 500 over that period. In the case of certain higher yielding or more conservative equities, a
                                      rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects such equities to achieve total return targets over the next 12 months. The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not
                                      intended as guarantees of investment


                                      performance of rated securities or of the Fund.
                                      Analysts' expectations regarding the performance of any
                                      particular rated security or of SB-1 rated securities generally is not an expectation or prediction of performance of the Fund and is not indicative of performance of the Fund. Raymond
                                      James' Equity Research Team currently is composed of more than 40 fundamental equity analysts and publishes research on
                                      approximately 600 companies. Securities rated by Raymond James analysts include equity securities of U.S. issuers and U.S.
                                      dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges. As of
                                      March 31, 2006, 93 securities received a rating of SB-1 from
                                      Raymond James analysts. The number of securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by Raymond James
                                      analysts.

INVESTMENT STRATEGY                   While the Fund will seek to maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James, the Fund's investment strategy also aims to reduce turnover and limit the potential price impact of purchasing or selling certain
                                      securities. Upon commencement of the Fund's investment
                                      operations, the Fund will invest in each of the stocks then rated SB-1, with the relative weighting of the Fund's
                                      holdings in each stock determined according to a modified
                                      equal-weighting methodology, as described below. Although the number of securities rated SB-1 may be modified on any
                                      business day as a result of upgrades and/or downgrades of
                                      securities' ratings by Raymond James analysts, in order to seek to minimize the costs associated with high portfolio
                                      turnover, the Fund's portfolio will be reconstituted and
                                      rebalanced approximately every two weeks (twice per calendar month), as described below, and the Fund will hold the
                                      securities rated SB-1 based on that rebalancing day according to the Fund's modified equal-weighting methodology throughout the following semi-monthly period.

                                      MODIFIED EQUAL-WEIGHTING METHODOLOGY. At the time of initial investment upon commencement of the Fund's investment
                                      operations and subsequently upon each semi-monthly rebalancing and reconstitution, the Fund will invest in SB-1 rated
                                      securities according to a modified equal-weighting
                                      methodology. Generally, the Fund will seek to hold each SB-1 rated security in equal dollar-weighted percentages relative to the total value of the Fund's portfolio of SB-1 rated
                                      securities ("Equal Portfolio Weight"). However, in instances in which there is comparatively little trading volume in a
                                      SB-1 rated security (and in which a comparatively large
                                      purchase order may increase the purchase price for the shares)
                                      it may be necessary to limit the Fund's investment in certain securities to an amount less that the Equal Portfolio Weight.
                                      Upon the Fund's initial investment and on each rebalancing day, the Fund will calculate for each SB-1 rated security the average product of the closing price multiplied by the trading volume for such stock for the 44 trading days prior to the rebalancing day, which average product will then be multiplied by two to provide the "Average Two Day Price-Volume Amount."
                                      The Fund will not invest in any given security in excess of the Average Two Day Price-Volume Amount (the "Liquidity Cap").
                                      Additionally, the Fund will not acquire more than 4.9% of the outstanding securities of a given issuer (the

                                      "Percentage Cap"). Therefore, the Fund's investment in any security is limited to the lesser of (i) its Equal Portfolio
                                      Weight, (ii) the Liquidity Cap or (iii) the Percentage Cap. To
                                      the extent that the Fund's investment in a security is limited as a result of the Liquidity Cap or Percentage Cap, the
                                      difference between the equal weight position and the capped position will be reallocated equally among all other
                                      securities in the Fund's portfolio.

                                      PORTFOLIO REBALANCING AND RECONSTITUTION. The number of
                                      securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by
                                      Raymond James analysts. While the Fund will seek to maintain a portfolio consisting of the equity securities rated SB-1 by
                                      Raymond James, the Fund's investment strategy also aims to reduce turnover and limit the potential price impact of
                                      purchasing or selling certain securities. In order to seek to minimize the costs associated with high portfolio turnover, the Fund's portfolio will be reconstituted and rebalanced
                                      approximately every two weeks, or twice per calendar month
                                      (each, a "rebalancing day"), based on those equity securities rated SB-1 immediately before the start of trading on the NYSE on a rebalancing day. Each semi-monthly rebalancing day, the
                                      Fund will identify those stocks that have been downgraded from
                                      SB-1 or upgraded to SB-1 during the previous two weeks as well as newly rated stocks for which coverage has been commenced and an SB-1 rating assigned and stocks previously rated SB-1 for which coverage has been terminated. All stocks held by the Fund that are no longer rated SB-1 on the rebalancing day will be sold from the Fund's portfolio and all stocks rated SB-1 on the rebalancing day that are not held by the Fund in the Fund's portfolio will be purchased by the Fund. The Fund will also enter into purchase and sale transactions in order to rebalance the Fund's portfolio in accordance with the modified
                                      equal-weighting methodology described herein. Following
                                      completion of a semi-monthly rebalancing, the Fund will hold all securities rated SB-1 by Raymond James on the applicable rebalancing day according to the Fund's modified equal weighting methodology throughout the following two-week period subject to the policies described in this Prospectus.

                                      The Adviser intends to initiate most trades on the rebalancing day; however, the Adviser may in some instances execute trades in connection with the rebalancing and reconstitution of the
                                      Fund's portfolio during a period commencing five business days prior to a rebalancing day and concluding five business days following a rebalancing day (a "rebalancing period") in order to seek to minimize the potential price impact of purchasing or selling certain securities. While the Adviser may begin
                                      executing trades in anticipation of a rebalancing up to five days prior to the rebalancing date, the Adviser will not know the make-up of those securities rated SB-1 applicable to that portfolio rebalancing until the rebalancing date. The Adviser will act on the basis of publicly available information
                                      regarding upgrades and/or downgrades of securities ratings by
                                      Raymond James analysts over the course of the previous
                                      semi-monthly period; nonetheless, trades may still result in securities that are not rated SB-1 as of such rebalancing
                                      date, which could increase portfolio costs borne by Common
                                      Shareholders. In the event that a security is rated SB-l on a rebalancing day but is subsequently downgraded during the
                                      rebalancing period prior to the Fund purchasing such security, the Fund will not purchase such security

                                      during that rebalancing period. However, the Fund will not sell security which it already owns that is rated SB-1 on a
                                      rebalancing day but is subsequently downgraded during
                                      the rebalancing period until the Fund's next subsequent
                                      semi-monthly reconstitution and rebalancing.

                                      For purposes of the Fund's investment policies, in the event a security is downgraded by Raymond James and is no longer rated
                                      SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word "SB-1"
                                      is in the name of the Fund, the Fund will invest at least 80%
                                      of its net assets, plus the amount of any borrowings for
                                      investment purposes, in equity securities rated SB-1 as
                                      described in this Prospectus.

                                      The Fund's investment objective is considered fundamental and may not be changed without the approval of the holders of the
                                      Common Shares (the "Common Shareholders"). Unless otherwise stated in this prospectus or the SAI, the remainder of the
                                      Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees of the Fund (the "Board of Trustees") without
                                      Common Shareholder approval. The Fund will provide investors with at least 60 days' prior notice of any change in the
                                      Fund's investment strategy. The Fund cannot assure you that it will achieve its investment objective. See "Investment
                                      Objective and Policies" and "Risks" in this prospectus and
                                      "Investment Objective and Policies" in the SAI.

PORTFOLIO CONTENTS                    Under normal market conditions, the Fund's portfolio may
                                      include:

                                      COMMON STOCKS. Common stocks represent the residual ownership interest in the issuer and holders of common stock are
                                      entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied.
                                      Common stocks generally have voting rights. Common stocks
                                      fluctuate in price in response to many factors, including
                                      historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Fund may invest in companies of any market capitalization.

                                      NON-U.S. SECURITIES. The Fund may invest in U.S.
                                      dollar-denominated securities of non-U.S. issuers. Such
                                      investments in securities of foreign issuers may include
                                      investments in American Depositary Receipts ("ADRs"). ADRs are
                                      receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the
                                      U.S. securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. While there is no limit to the percentage of the Fund's assets that may be invested in securities of
                                      non-U.S. issuers, the Fund will do so only to the extent that such issuers are included in the securities rated SB-1 by
                                      Raymond James. As of March 31, 2006, securities of non-U.S.
                                      issuers comprised approximately 4.30% of the securities rated
                                      SB-1.

                                      REITs. The Fund may invest in real estate investment trusts
                                      ("REITs"). REITs are a particular type of real estate company that pools investors' funds

                                      for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other
                                      interests. REITs normally derives their income from rents or from interest payments, and may realize capital gains by
                                      selling properties that have appreciated in value. While there is no limit to the percentage of the Fund's assets that may be invested in REIT securities, the Fund will do so only to the extent that such securities are included in the securities rated SB-1 by Raymond James. As of March 31, 2006, REIT
                                      securities comprised approximately 1.07% of the securities rated SB-1.

                                      MLPs. MLPs are limited partnerships or limited liability
                                      companies that are taxed as partnerships and whose
                                      interests (limited partnership units or limited liability
                                      company units) are traded on securities exchanges like
                                      shares of corporate stock. An MLP consists of a general
                                      partner and limited partners. The general partner manages
                                      the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The
                                      limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of
                                      the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund will invest in MLPs only to the
                                      extent that such securities are rated SB-1 by Raymond James analysts, and in no event will invest more than 25% of the
                                      Fund's assets in MLP interests. As of March 31, 2006, MLP
                                      interests comprised approximately 8.60% of the securities
                                      rated SB-1.

                                      OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or
                                      closed-end investment companies, including exchange-traded funds ("ETFs"), that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. The
                                      Investment Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of
                                      Common Shares or during periods when there is a shortage of certain securities available in the market.

OTHER INVESTMENT PRACTICES            TEMPORARY DEFENSIVE INVESTMENTS. When a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation hold cash or invest its assets in money market instruments and
                                      repurchase agreements in respect of those instruments. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds. The Fund may not achieve its investment
                                      objective during temporary defensive periods.

                                      STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various strategic transactions in futures, options and other derivatives contracts for purposes such as seeking to earn income, facilitating portfolio management and mitigating risks. Such strategic transactions are generally accepted
                                      under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

MANAGEMENT OF THE FUND                Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore
                                      Group, Inc., acts as the Fund's investment adviser pursuant to an advisory agreement with
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                                      the Fund (the "Advisory Agreement"). Pursuant to the Advisory
                                      Agreement, the Investment Adviser manages the investment and reinvestment of the Fund's assets and administers the affairs of the Fund to the extent requested by the Trustees. As
                                      compensation for its services, the Fund pays Claymore
                                      Advisors, LLC a fee, payable monthly, in an annual amount
                                      equal to 0.85% of the Fund's average daily Managed Assets (as defined herein).

                                      Raymond James & Associates, Inc. serves as the Fund's
                                      sub-adviser, pursuant to a sub-advisory agreement with the
                                      Fund and the Investment Adviser. As compensation for its
                                      services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in a maximum annual amount equal to 0.35% of the Fund's average daily Managed Assets.

ANNUAL DISTRIBUTIONS                  The Fund intends to pay substantially all of its net
                                      investment income to Common Shareholders through annual
                                      distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as
                                      long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common
                                      Shareholders. See "Distributions."

                                      If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that
                                      participates in the Fund's Dividend Reinvestment Plan (the
                                      "Plan"), you may elect to have all dividends and distributions that are declared by the Fund automatically reinvested in
                                      additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to
                                      participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
                                      Consult your financial advisor for more information. All
                                      distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by
                                      The Bank of New York as dividend disbursing agent. See
                                      "Dividend Reinvestment Plan."

LISTING AND SYMBOL                    The Common Shares of the Fund are expected to be listed on the
                                      New York Stock Exchange (the "NYSE"). The trading or "ticker"
                                      symbol of the Common Shares is expected to be "RYJ."

AUTOMATIC OPEN-END FUND
CONVERSION                            The Fund's Declaration of Trust provides that (beginning after
                                      18 months from the date of this Prospectus) if the Fund's
                                      Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund will
                                      commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of
                                      Trust provides that in such event a special meeting of
                                      shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund
                                      affirmatively vote to maintain the Fund's status as a
                                      closed-end fund. If the Fund continues as a closed-end fund following such shareholder vote and during any 12 month period following such vote the Fund's Common Shares subsequently
                                      close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund would
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                                      automatically be converted to an open-end fund unless, at the next annual meeting of the Fund's shareholders following any such 75-day period, a majority of the outstanding voting
                                      securities of the Fund affirmatively vote to maintain the
                                      Fund's status as a closed-end fund. See "Automatic Conversion to Open-End Investment Company."

SPECIAL RISK CONSIDERATIONS           OPERATING HISTORY. The Fund is a newly-organized, diversified, closed-end management investment company with no history of operations and no prior history of public trading.

                                      NOT A COMPLETE INVESTMENT PROGRAM. The Fund is intended for investors seeking capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the
                                      Fund's investment objective as well as the Common
                                      Shareholder's other investments when considering an investment in the Fund.

                                      INVESTMENT AND MARKET RISK. An investment in the Fund is
                                      subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common
                                      Shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate,
                                      sometimes rapidly and unpredictably. The value of the
                                      securities owned by the Fund will affect the value of the
                                      Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the
                                      reinvestment of Fund dividends and distributions.

                                      EQUITY RISK. As the Fund invests primarily in common stocks, a principal risk of the Fund is equity risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions,
                                      perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be
                                      particularly sensitive to general movements in the stock
                                      market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks,
                                      bonds and other debt instruments in a company's capital
                                      structure, in terms of priority to corporate income, and
                                      therefore will be subject to greater dividend risk than
                                      preferred stocks or debt instruments of such issuers. In
                                      addition, while broad market measures of common stocks have historically generated higher average returns than fixed
                                      income securities, common stocks have also experienced
                                      significantly more volatility in those returns.

                                      SMALL-CAPITALIZATION RISK. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique
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                                      investment risks. These companies often have limited product lines, markets, distribution channels or financial resources;
                                      and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by companies with smaller capitalizations may be more abrupt or erratic than the market movements of equity
                                      securities of larger, more established companies or the stock market in general. Historically, smaller-capitalization
                                      companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies
                                      generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

                                      INDUSTRY AND SECTOR RISK. At any given time, the Fund may
                                      invest a substantial portion of its assets in the securities of issuers in any single sector of the economy and may invest up to 25% of its total assets in securities of issuers in one particular industry, in the event that the composition of the issuers of securities rated SB-1 on a rebalancing day results in such a focus. If the Fund's investments are focused in a specific industry or sector, the Fund will be subject to more risks, including those risks associated with investment in such industry or sector, than if it were broadly diversified over numerous industries and sectors of the economy.

                                      NON-U.S. SECURITIES RISK. Investments in securities of
                                      non-U.S. issuers involve special risks not presented by
                                      investments in securities of U.S. issuers, including: (i)
                                      there may be less publicly available information about
                                      non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many
                                      non-U.S. markets are smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of
                                      fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of
                                      non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of
                                      economic, political, social or diplomatic events; (vi) certain
                                      non-U.S. countries may impose restrictions on the ability of
                                      non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign
                                      currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return.

                                      REIT RISK. Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents' increases in competition, property taxes, capital
                                      expenditures, or operating expenses; and other economic,
                                      political or regulatory occurrences affecting the real estate industry. Additionally, REITs depend upon specialized
                                      management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets.
                                      Investments in REITs may involve duplication of management fees and certain other expenses. REITs must comply with
                                      certain requirements of the federal income tax law to maintain their federal income tax status.
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                                      MLP RISK. An investment in MLP units involves risk that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights
                                      typically afforded to limited partners in a limited
                                      partnership. As compared to common shareholders of a
                                      corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the
                                      partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

                                      OTHER INVESTMENT COMPANY RISK. As a stockholder in an
                                      investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with
                                      respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the
                                      Fund invests in other investment companies. Additionally,
                                      these other investment companies may utilized financial
                                      leverage and would therefore be subject to additional risks.
                                      The Fund will not invest more than 10% of its total assets in securities of other investment companies.

                                      RISKS RELATING TO RAYMOND JAMES EQUITY SECURITIES RATINGS. The
                                      Fund will seek to construct and maintain a portfolio
                                      consisting of the equity securities rated SB-1 by Raymond
                                      James analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James may have an adverse effect on the ability of the Fund to pursue its investment strategy.

                                         -   There are currently four rating categories used by
                                             Raymond James analysts, with SB-1 being the highest
                                             rating. There is no assurance that Raymond James will
                                             continue to use a rating system substantially similar
                                             to that currently used by it, or that its highest
                                             rating of equity securities will continue to be
                                             referenced as "Strong Buy 1."

                                         -   There are no assurances that Raymond James will
                                             continue to provide equity research to the degree
                                             currently provided by it, or that it will continue to
                                             provide research services at all. Raymond James may
                                             decrease (i) the number of equity analysts that it
                                             employs; (ii) the number of industries, or (iii) the
                                             number of issuers within an industry, that such
                                             analysts cover. The allocation of resources by Raymond
                                             James to its equity research analysis efforts will be
                                             effected by strategic factors other than the investment
                                             returns on a portfolio of SB-1 rated securities. In the
                                             event of a sale or merger of Raymond James with another
                                             company, there are no assurances that the new company
                                             would continue to provide equity research analysis.

                                         -   In the event that an analyst leaves Raymond James, all
                                             securities covered by that analyst are placed "under
                                             review." Any such securities owned by the Fund would be
                                             sold by the Fund during the next rebalancing period.
                                             This could result in the Fund selling a security
                                             despite the fact that expectations regarding such
                                             security's performance are unchanged. Following such
                                             review, another Raymond James analyst could
                                             subsequently rate such security SB-1;
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                                             in which event the Fund would repurchase such security
                                             pursuant to the Fund's investment strategy, which would
                                             increase the Fund's portfolio turnover.

                                         -   Raymond James may have published, and in the future may
                                             publish, research reports on one or more of the issuers
                                             of equity securities rated SB-1. This research is
                                             modified from time to time without notice and may
                                             express opinions or provide recommendations that are
                                             inconsistent with purchasing or holding such equity
                                             securities, notwithstanding the maintenance by Raymond
                                             James of an SB-1 rating on such securities. In the
                                             event such research reports lower the rating of equity
                                             securities held by the Fund below SB-1, the Fund will
                                             dispose of such securities in connection with the next
                                             rebalancing and reconstitution.

                                         -   Activities by Raymond James in other area of its
                                             business, such as underwriting and mergers advisory
                                             engagements, may prevent the equity analysts from
                                             publishing or updating research on the companies that
                                             are the subject of such engagements. Management or
                                             compliance personnel of Raymond James may determine to
                                             suspend or restrict research coverage on certain
                                             companies from time to time or at any time. During such
                                             periods in which Raymond James is restricted from
                                             publishing research or ratings on such companies, the
                                             Fund will not receive current research reports on such
                                             companies. The Fund would continue to hold securities
                                             that are and continue to be rated SB-l during the
                                             period of such research restrictions, notwithstanding
                                             that such securities could be downgraded upon the
                                             termination of such restrictions and the publication of
                                             current research reports. Upon any such subsequent
                                             downgrade, such securities would be sold from the
                                             Fund's portfolio in accordance with the Fund's investment
                                             policies.

                                         -   Federal and state securities laws and rules and
                                             regulations of the SEC and of other regulatory agencies
                                             may prevent an analyst from timely communicating to
                                             investors a change in sentiment pertaining to a covered
                                             security.

                                      INVESTMENT STRATEGY RISK. The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated
                                      SB-1 by analysts employed by Raymond James. The number of
                                      securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by
                                      Raymond James analysts. The performance of the Fund will
                                      differ from the performance of a hypothetical portfolio of all
                                      SB-1 rated securities for various reasons, including: (i) the fact that the Fund intends to rebalance and reconstitute its portfolio on a semi-monthly basis, as compared to the ratings of SB-1 securities, which is continuously reconstituted as a result of upgrades and/or downgrades of securities' ratings by
                                      Raymond James analysts; (ii) the fact that the Fund may
                                      execute trades to effect the rebalancing and reconstitution of the Fund's portfolio over the course of the rebalancing
                                      period; (iii) the fact that the Fund employs a modified equal weighting methodology, which could limit the Fund's exposure to certain small capitalization issuers relative to the
                                      securities rated SB-1; (iv) the fact that the Fund may not invest 25% or more of its total assets in securities of
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                                      issuers in any particular industry; (v) the fact that the Fund may invest up to 10% of its net assets in other investment companies that are not included on the SB-1 list; and (vi) the fact that the Fund has an initial sales charge and ongoing operating expenses and transaction costs.

                                      RISKS ASSOCIATED WITH OTHER BUSINESS ACTIVITIES OF RAYMOND
                                      JAMES. Raymond James and its affiliates may engage in
                                      investment banking and trading activities that potentially conflict with the activities of the Fund. Any of the foregoing activities by Raymond James may affect the value of the Fund's
                                      Common Shares.

                                         -   Raymond James and its affiliates may engage in trading
                                             activities related to equity securities that are rated
                                             SB-1 for their propriety accounts, for their customers
                                             other than the Fund and for other accounts under their
                                             management. These trading activities may present a
                                             conflict of interest between the Fund and Raymond James
                                             with respect to facilitating transactions. Raymond
                                             James has adopted procedures intended to address
                                             conflicts of interest arising from trading activities
                                             for propriety accounts and/or multiple client accounts.
                                             Nonetheless, such trading activities, if they influence
                                             the value of the equity securities rated SB-1, could be
                                             adverse to the Fund's interests in that they may result
                                             in the Fund paying a higher acquisition price or
                                             realizing a lower sale price in connection with its
                                             portfolio transactions in such securities.

                                         -   Raymond James, now or in the future, may engage in
                                             business with the issuers of equity securities rated
                                             SB-1, including making loans to, equity investments in,
                                             or providing investment banking, asset management, or
                                             other services to those companies, their affiliates,
                                             and their competitors. In connection with these
                                             activities, Raymond James may receive information about
                                             those companies that will not be divulged to the Fund
                                             or other third parties.

                                         -   In the event that Raymond James provides investment
                                             banking or other services to issuers of equity
                                             securities rated SB-1, potential conflicts of interest
                                             may arise. For example, management and/or large
                                             institutional shareholders of such issuers might
                                             attempt to influence analysts' opinions regarding
                                             ratings of such issuers' securities and may seek to
                                             utilize Raymond James investment banking relationship
                                             with the issuer to apply added pressure to analysts.
                                             Raymond James' research operations are organized and
                                             policies are in place to manage potential conflicts.
                                             The research process at Raymond James is consistent
                                             with the Best Practices Guidelines recommended by the
                                             Securities Industry Association and new regulations put
                                             forth by the NYSE and the NASD. The Investment Banking
                                             division of Raymond James has no direct nor indirect
                                             approval of the ratings, earnings estimates and/or
                                             price targets of companies covered, whether the subject
                                             company is an investment banking client or not. In some
                                             instances, Raymond James may seek to minimize potential
                                             conflicts of interest by suspending or restricting
                                             research coverage on certain companies, which may have
                                             an adverse effect on the Fund as described above under
                                             "--Risks Relating to Raymond James Equity Securities
                                             Ratings."
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                                      MARKET DISCOUNT RISK. Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of
                                      sale, which may be less or more than the Fund's net asset
                                      value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the
                                      Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common
                                      Shares of the Fund soon after completion of the public
                                      offering. The Common Shares of the Fund were designed
                                      primarily for long-term investors, and investors in the Common
                                      Shares should not view the Fund as a vehicle for trading
                                      purposes.

                                      AUTOMATIC OPEN-END CONVERSION. The Fund's Declaration of Trust
                                      provides that (beginning after 18 months from the date of this
                                      Prospectus) if the Fund's Common Shares close on the NYSE for
                                      75 consecutive trading days at a price greater than a 10% from the net asset value of the Fund's Common Shares the Fund will commence the process necessary to convert the Fund into an open-end investment company. Although the Fund's Declaration of Trust requires the Fund to convene a special shareholder meeting at which the Fund's shareholders can affirmatively vote to maintain the Fund's status as a closed-end fund, there is no assurance that such vote would be obtained. In such
                                      event, the Fund would convert automatically to an open-end fund. After conversion, the Fund's Common Shares would no
                                      longer be listed on the NYSE, and the Fund's shares may be purchased from and redeemed by the Fund at net asset value.
                                      The Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.

                                      PORTFOLIO TURNOVER RISK. The Fund's annual portfolio turnover rate may vary greatly from year to year. The Fund will
                                      reconstitute and rebalance its portfolio on a semi-monthly basis in order to minimize portfolio turnover relative to the securities rated SB-1; nonetheless, the Fund's portfolio
                                      turnover rate will depend on the portfolio turnover rate of the SB-1 rated securities. Portfolio turnover rate is not
                                      considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate
                                      results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when
                                      distributed to Common Shareholders, will be taxable as
                                      ordinary income. See "Taxation."

                                      STRATEGIC TRANSACTIONS RISK. Participation in options, futures and other Strategic Transactions involves investment risks and transaction costs to which the Fund would not be subject
                                      absent the use of such strategies. If the Investment Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the
                                      Fund may leave the Fund in worse position than if it had not used such strategies.
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                                      CURRENT DEVELOPMENTS RISKS. As a result of the terrorist
                                      attacks on the World Trade Center and the Pentagon on
                                      September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Common Shares.

NON-U.S. INVESTORS                    A non-U.S. investor in Common Shares would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of Common Shares, capital gains dividends and amounts retained by the Fund that are designated as undistributed capital gains. Any Dividend paid to a
                                      non-U.S. investor in Common Shares that is not effectively connected with a U.S. trade or business carried on by such
                                      non-U.S. investor will generally be subject to U.S.
                                      withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. For taxable years beginning on or before December 31, 2008, interest-related dividends and short-term capital gains dividends received from a regulated investment company (such as the Fund) are generally exempt from the 30% withholding tax. Non-U.S. investors are advised to consult their own tax advisors with respect to the tax
                                      consequences to them on an investment in the Fund. See
                                      "Taxation--Taxation of Non-U.S. Common Shareholders."

ANTI-TAKEOVER PROVISIONS IN THE       The Fund's Agreement and Declaration of Trust and Bylaws (the
FUND'S GOVERNING DOCUMENTS            "Governing Documents") include provisions that could limit the ability of other entities or persons to acquire control of the
                                      Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See
                                      "Anti-Takeover and Other Provisions in the Fund's Governing
                                      Documents" and "Risks--Anti-Takeover Provisions."

ADMINISTRATOR, CUSTODIAN,             The Bank of New York serves as the custodian of the Fund's
TRANSFER AGENT AND DIVIDEND           assets pursuant to a custody agreement. Under the custody
DISBURSING AGENT                      agreement, the custodian holds the Fund's assets in compliance with the Investment Company Act of 1940, as amended. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
                                      The Bank of New York also serves as the Fund's dividend
                                      disbursing agent, agent under the Fund's Dividend
                                      Reinvestment Plan (the "Plan Agent"), transfer agent and
                                      registrar with respect to the Common Shares of the Fund.

                                      Claymore Advisors, LLC serves as the Fund's administrator.
                                      Pursuant to an administration agreement Claymore Advisors
                                      provides certain administrative, bookkeeping and accounting services to the Fund.
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                            SUMMARY OF FUND EXPENSES

     The purpose of the table and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The "Other expenses" shown in the table are based on estimated amounts for the Fund's first year of operations.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)(1)                                 4.50%
  Dividend Reinvestment Plan Fees(2)                                                None



                                                                PERCENTAGE OF NET ASSETS
                                                                    ATTRIBUTABLE TO
                                                                     COMMON SHARES
                                                                ------------------------
ANNUAL EXPENSES
  Management Fees(3)                                                                0.85%
  Other Expenses(4)                                                                 0.22%
                                                                                    ----
  Total Annual Expenses                                                             1.07%

----------

(1) Raymond James & Associates, Inc. ("Raymond James") is the sole underwriter of the Common Shares and will be paid the sales load. The Fund's Investment Adviser has agreed to pay from its own assets additional compensation to Raymond James in an annual amount equal to 0.15% of the Fund's Managed Assets.

(2) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

(3) Raymond James serves as the Fund's Sub-Adviser and receives a portion of the management fee in an annual amount equal to 0.35% of the Fund's average daily Managed Assets. See "Management of the Fund--The Sub Adviser."

(4) Raymond James may, subject to compliance with applicable law, from time to time act as broker in executing the Fund's portfolio transactions and receive compensation in this regard. See "Underwriting."

     The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The "Other expenses" shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 15,000,000 Common Shares. If the Fund issues fewer Common Shares, all other things being equal, the Fund's expense ratio as a percentage of net assets would increase.

EXAMPLE

     As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 and estimated expenses of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of 1.07% of net assets attributable to Common Shares and (2) a 5% annual return*:


                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                           ------   -------   -------   --------
Total Expenses Incurred                    $   57   $    79   $   103   $    171

----------
* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

                                    THE FUND

     Claymore/Raymond James SB-1 Equity Fund (the "Fund) is a newly-organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on March 7, 2006, pursuant to a Certificate of Trust, and is governed by the laws of the State of Delaware. As a newly-organized entity, the Fund has no operating history. Its principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700. Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately
$   , ($   if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $0.04 per Common Share, and the Investment Adviser and the Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and
(ii) offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Under normal market conditions, the Fund will invest substantially all of its net assets in the equity securities that are rated, at the time of purchase, Strong Buy 1 ("SB-1") by analysts employed by Raymond James & Associates,
Inc. ("Raymond James"). For purposes of the Fund's investment policies, in the event a security is downgraded by Raymond James and is no longer rated SB-1 subsequent to the purchase of such security by the Fund, such security will be considered by the Fund to be rated SB-1 until the next semi-monthly rebalancing and reconstitution date following such downgrade. For as long as the word "SB-1" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities rated SB-1 as described in this Prospectus.

     The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

RAYMOND JAMES STRONG BUY 1 RATINGS

     The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by analysts employed by Raymond James. There are currently four rating categories used by Raymond James analysts, with SB-1 being the highest rating. A rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects the stock to achieve total return targets over the next six months and to outperform the S&P 500 over that period. In the case of certain higher yielding or more conservative equities, a rating of SB-1 indicates generally that the Raymond James analyst assigning the rating expects such equities to achieve total return targets over the next 12 months. The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. Analysts' expectations regarding the performance of any particular rated security or of SB-1 rated securities generally is not an expectation or prediction of performance of the Fund and is not indicative of performance of the Fund. Raymond James' Equity Research Team currently is composed of more than 40 fundamental equity analysts and publishes research on approximately 600 companies. Securities rated by Raymond James analysts include equity securities of U.S. issuers and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges.
As of March 31, 2006, 93 securities received a rating of SB-1 from Raymond James analysts. The number of securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts.

INVESTMENT STRATEGY

     While the Fund will seek to maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James, the Fund's investment strategy also aims to reduce turnover and limit the potential price impact of purchasing or selling certain securities. Upon commencement of the Fund's investment operations, the Fund will invest in each of the stocks then rated SB-1, with the relative weighting of the Fund's holdings in each stock determined according to a modified equal-weighting methodology, as described below. Although the number of securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts, in order to seek to minimize the costs associated with high portfolio turnover, the Fund's portfolio will be reconstituted and rebalanced on a semi-monthly basis, as described below, and the Fund will hold the securities rated SB-1 based on that rebalancing day according to the Fund's modified equal-weighting methodology throughout the following two-week period.

     MODIFIED EQUAL-WEIGHTING METHODOLOGY. At the time of initial investment upon commencement of the Fund's investment operations and subsequently upon each semi-monthly rebalancing and reconstitution, the Fund will invest in SB-1 rated securities according to a modified equal-weighting methodology. Generally, the Fund will seek to hold each SB-1 rated security in equal dollar-weighted percentages relative to the total value of the Fund's portfolio of SB-1 rated securities ("Equal Portfolio Weight"). However, in instances in which there is comparatively little trading volume in a SB-1 rated security (and in which a comparatively large purchase order may increase the purchase price for the shares) it may be necessary to limit the Fund's investment in certain securities to an amount less that the Equal Portfolio Weight. Upon the Fund's initial investment and on each rebalancing day, the Fund will calculate for each SB-1 rated security the average product of the closing price multiplied by the trading volume for such stock for the 44 trading days prior to the rebalancing day, which average product will then be multiplied by two to provide the "Average Two Day Price-Volume Amount." The Fund will not invest in any given security in excess of the Average Two Day Price-Volume Amount (the "Liquidity Cap"). Additionally, the Fund will not acquire more than 4.9% of the outstanding securities of a given issuer (the "Percentage Cap"). Therefore, the Fund's investment in any security is limited to the lesser of (i) its Equal Portfolio Weight, (ii) the Liquidity Cap or (iii) the Percentage Cap. To the extent that the Fund's investment in a security is limited as a result of the Liquidity Cap or Percentage Cap, the difference between the equal weight position and the capped position will be reallocated equally among all other securities in the Fund's portfolio.

     PORTFOLIO REBALANCING AND RECONSTITUTION The number of securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts. While the Fund will seek to maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James, the Fund's investment strategy also aims to reduce turnover and limit the potential price impact of purchasing or selling certain securities. In order to seek to minimize the costs associated with high portfolio turnover, the Fund's portfolio will be reconstituted and rebalanced approximately every two weeks, or twice per calendar month (each, a "rebalancing day"), based on those equity securities rated SB-1 immediately before the start of trading on the NYSE on a rebalancing day. Each semi-monthly rebalancing day, the Fund will identify those stocks that have been downgraded from SB-1 or upgraded to SB-1 during the previous two weeks as well as newly rated stocks for which coverage has been commenced and an SB-1 rating assigned and stocks previously rated SB-1 for which coverage has been terminated. All stocks held by the Fund that are no longer rated SB-1 on the rebalancing day will be sold from the Fund's portfolio and all stocks rated SB-1 on the rebalancing day that are not held by the

Fund in the Fund's portfolio will be purchased by the Fund. The Fund will also enter into purchase and sale transactions in order to rebalance the Fund's portfolio in accordance with the modified equal-weighting methodology described herein. Following completion of a semi-monthly rebalancing, the Fund will hold all securities rated SB-1 by Raymond James on the applicable rebalancing day according to the Fund's modified equal weighting methodology throughout the following two-week period, subject to the policies described in this Prospectus.

     The Adviser intends to initiate most trades on the rebalancing day; however, the Adviser may in some instances execute trades in connection with the rebalancing and reconstitution of the Fund's portfolio during a period commencing five business days prior to a rebalancing day and concluding five business days following a rebalancing day (a "rebalancing period") in order to seek to minimize the potential price impact of purchasing or selling certain securities. While the Adviser may begin executing trades in anticipation of a rebalancing up to five days prior to the rebalancing date, the Adviser will not know the make-up of those securities rated SB-1 applicable to that portfolio rebalancing until the rebalancing date. The Adviser will act on the basis of publicly available information regarding upgrades and/or downgrades of securities ratings by Raymond James analysts over the course of the previous semi-monthly period; nonetheless, trades may still result in securities that are not rated SB-1 as of such rebalancing date, which could increase portfolio costs borne by Common Shareholders. In the event that a security is rated SB-l on a rebalancing day but is subsequently downgraded during the rebalancing period prior to the Fund purchasing such security, the Fund will not purchase such security during that rebalancing period. However, the Fund will not sell a security which it already owns that is rated SB-1 on a rebalancing day but is subsequently downgraded during the rebalancing period until the Fund's next subsequent semi-monthly reconstitution and rebalancing.

     These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policies change, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

PORTFOLIO CONTENTS

     COMMON STOCKS. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors, including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Fund may invest in companies of any market capitalization.

     NON-U.S. SECURITIES. The Fund may invest in U.S. dollar-denominated securities of non-U.S. issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts ("ADRs"). ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities. While there is no limit to the percentage of the Fund's assets that may be invested in securities of non-U.S. issuers, the Fund will do so only to the extent that such issuers are included in the securities rated SB-1 by Raymond James. As of March 31, 2006, securities of non-U.S. issuers comprised approximately 4.30% of the securities rated SB-1.

     REITs. The Fund may invest in real estate investment trusts ("REITs"). REITs are a particular type of real estate company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs normally derives their income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. While there is no limit to the percentage of the Fund's assets that may be invested in REIT securities, the Fund will do so only to the extent that such securities are included in the securities rated SB-1 by Raymond James. As of March 31, 2006, REIT securities comprised approximately 1.07% of the securities on the securities rated SB-1.

     MLPs. MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund will invest in MLPs only to the extent that such securities are rated SB-1 by Raymond James, and in no event will invest more than 25% of the Fund's assets in MLP interests. As of March 31, 2006, MLP units comprised approximately 8.60% of the securities rated SB-1.

     OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of the Fund's total assets in securities of other open- or closed-end investment companies, including exchange-traded funds ("ETFs"), that invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. The Investment Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of certain securities available in the market.

     ADDITIONAL PORTFOLIO PARAMETERS. Although the Fund does not presently intend to invest in illiquid securities, the Fund may investment up to 15% of its total assets in illiquid securities. The Fund may not invest 25% or more of its total assets in securities of issuers in any particular industry. In the event that the Fund's strategy of investing in companies rated SB-1 by Raymond James would result in a violation of such limitations, the Fund would deviate from the modified equal-weighting methodology described herein in order to limit its investment in such securities as necessary. To the extent that the Fund's investment in a security is limited as a result of the foregoing parameters, the difference between the modified equal-weighting position and the limited position will be reallocated equally among all other securities in the Fund's portfolio.

TEMPORARY DEFENSIVE INVESTMENTS

     When a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The Fund may also hold cash or invest in such instruments and agreements to the extent that the number of equity securities rated SB-1 at any time is such that the Fund would not be able to pursue its investment strategy consistent with its intention to qualify for federal income tax purposes as a regulated investment company. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated in the highest ratings category by a national ratings agency; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.

CERTAIN OTHER INVESTMENT PRACTICES

     STRATEGIC TRANSACTIONS AND DERIVATIVES. The Fund may, but is not required to, utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon and enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objective and Policies--Other Derivative Instruments" in the Fund's SAI. In addition, new financial products continue to be developed and the Fund may invest in such products, or utilize new techniques or strategies, as they may be developed to the extent consistent with the Fund's investment objective and regulatory and federal tax requirements applicable to the Fund.

     WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, I.E., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

     REPURCHASE AGREEMENTS. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser, the Sub-Adviser or any of their affiliates.

     LOANS OF PORTFOLIO SECURITIES. To seek to increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies--Loans of Portfolio Securities" in the Fund's SAI.

PORTFOLIO TRANSACTIONS AND TURNOVER

     The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. While Raymond James acts as Sub-Adviser for the Fund, the Fund will be prohibited from engaging in transaction with Raymond James as principal, although Raymond James may, subject to compliance with applicable laws, act as broker in executing the Fund's portfolio transactions. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. The
Fund will reconstitute and rebalance its portfolio monthly in order to seek to minimize portfolio turnover relative to the securities rated SB-1 by Raymond James; nonetheless, the Fund's portfolio turnover rate will depend on the rate changes in the securities rated SB-1.

INVESTMENT RESTRICTIONS

     The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the SAI for a complete list of the fundamental investment policies of the Fund.

                                      RISKS

     INVESTORS SHOULD CONSIDER THE FOLLOWING RISK FACTORS AND SPECIAL CONSIDERATIONS ASSOCIATED WITH INVESTING IN THE FUND. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE ENTIRE PRINCIPAL AMOUNT THAT YOU INVEST.

NO OPERATING HISTORY

     The Fund is a newly-organized, diversified, closed-end management investment company with no history of operations and no prior history of public trading.

NOT A COMPLETE INVESTMENT PROGRAM

     The Fund is intended for investors seeking capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

INVESTMENT AND MARKET RISK

     An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Common Shares of the Fund represents an indirect investment in the securities and other instruments owned by the Fund. The value of those securities and other instruments may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

EQUITY RISK

     As the Fund invests primarily in common stocks, a principal risk of the Fund is equity risk. Equity risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stock, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while broad market measures of common stock have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Also, the price of common stock of an issuer is sensitive to general movements in the stock market. A drop in the stock market may depress the price of most or all of the common stocks and equity securities held by the Fund.

SMALL-CAPITALIZATION RISK

     The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller-capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

INDUSTRY AND SECTOR RISK

     At any given time, the Fund may invest a substantial portion of its assets in the securities of issuers in any single sector of the economy and may invest up to 25% of its total assets in securities of issuers in one particular industry, in the event that the composition of the issuers of securities rated SB-1 on a rebalancing day results in such a focus. If the Fund's investments are focused in a specific industry or sector, the Fund will be subject to more risks, including those risks associated with investment in such industry or sector, than if it were broadly diversified over numerous industries and sectors of the economy.


NON-U.S. SECURITIES RISK

     Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following:
(i) less publicly available information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile, meaning that in a changing market, the Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non- U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the U.S., due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund's return. Economies and social and political climate in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Unanticipated political and social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

REIT RISK

     Investing in REITs makes the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. Additionally, REITs depend upon specialized management skills, may have limited financial resources, may have less trading volume, and may be subject to more abrupt or erratic price movements than the overall securities markets. Investments in REITs may involve duplication of management fees and certain other expenses. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status.

MLP RISK

     An investment in MLP units involves risk that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments. The Fund will not invest more than 25% of its assets in MLPs.

OTHER INVESTMENT COMPANY RISK

     As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Additionally, these other investment companies may utilized financial leverage and would therefore be subject to additional risks. The Fund will not invest more than 10% of its total assets in securities of other investment companies.

RISKS RELATING TO RAYMOND JAMES EQUITY SECURITIES RATINGS

     The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by Raymond James analysts. Changes in the ratings methodologies or in the scope of equity research by Raymond James may have an adverse effect on the ability of the Fund to pursue its investment strategy.

     - There are currently four rating categories used by Raymond James analysts, with SB-1 being the highest rating. There is no assurance that Raymond James will continue to use a rating system substantially similar to that currently used by it, or that its highest rating of equity securities will continue to be referenced as "Strong Buy 1."

     - There are no assurances that Raymond James will continue to provide equity research to the degree currently provided by it, or that it will continue to provide research services at all. Raymond James may decrease (i) the number of equity analysts that it employs, (ii) the number of industries, or (iii) the number of issuers within an industry, that such analysts cover. The allocation of resources by Raymond James to its equity research analysis efforts will be effected by strategic factors other than the investment returns on a portfolio of SB-1 rated securities. In the event of a sale or merger of Raymond James with another company, there are no assurances that the new company would continue to provide equity research analysis.

     - In the event that an analyst leaves Raymond James, all securities covered by that analyst are placed "under review." Any such securities owned by the Fund would be sold by the Fund during the next rebalancing period. This could result in the Fund selling a security despite the fact that expectations regarding such security's performance are unchanged. Following such review, another Raymond James analyst could subsequently rate such security SB-1; in which event the Fund would repurchase such security pursuant to the Fund's investment strategy, which would increase the Fund's portfolio turnover.

     - Raymond James may have published, and in the future may publish, research reports on one or more of the issuers of equity securities rated SB-1. This research is modified from time to time without notice and may express opinions or provide recommendations that are inconsistent with purchasing or holding such equity securities, notwithstanding the maintenance by Raymond James of an SB-1 rating on such securities. In the event such research reports lower the rating of equity securities held by the Fund below SB-1, the Fund will dispose of such securities in connection with the next rebalancing and reconstitution.

     - Activities by Raymond James in other area of its business, such as underwriting and mergers advisory engagements, may prevent the equity analysts from publishing or updating research on the companies that are the subject of such engagements. Management or compliance personnel of Raymond James may determine to suspend or restrict research coverage on certain companies from time to time or at any time. During such periods in which Raymond James is restricted from publishing research or ratings on such companies, the Fund will not receive current research reports on such companies. The Fund would continue to hold securities that are and continue to be rated SB-l during the period of such research restrictions, notwithstanding that such securities could be downgraded upon the termination of such restrictions and the publication of current research reports. Upon any such subsequent downgrade, such securities would be sold from the Fund's portfolio in accordance with the Fund's investment policies.

     - Federal and state securities laws and rules and regulations of the SEC and of other regulatory agencies may prevent an analyst from timely communicating to investors a change in sentiment pertaining to a covered security.

INVESTMENT STRATEGY RISK

     The Fund will seek to construct and maintain a portfolio consisting of the equity securities rated SB-1 by analysts employed by Raymond James. The number of securities rated SB-1 may be modified on any business day as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts. The performance of the Fund will differ from the performance of a hypothetical portfolio of all SB-1 rated securities for various reasons, including: (i) the fact that the Fund intends to rebalance and reconstitute its portfolio on a semi-monthly basis, as compared to the ratings of SB-1 securities, which is continuously reconstituted as a result of upgrades and/or downgrades of securities' ratings by Raymond James analysts; (ii) the fact that the Fund may execute trades to effect the rebalancing and reconstitution of the Fund's portfolio over the course of the rebalancing period; (iii) the fact that the Fund employs a modified equal weighting methodology, which could limit the Fund's exposure to certain small capitalization issuers relative to the securities rated SB-1; (iv) the fact that the Fund may not invest 25% or more of its total assets in securities of issuers in any particular industry; (v) the fact that the Fund may invest up to 10% of its net assets in other investment companies that are not included on the SB-1 list; and (vi) the fact that the Fund has an initial sales charge and ongoing operating expenses and transaction costs.

RISKS ASSOCIATED WITH OTHER BUSINESS ACTIVITIES OF RAYMOND JAMES

     Raymond James and its affiliates may engage in investment banking and trading activities that potentially conflict with the activities of the Fund. Any of the foregoing activities by Raymond James may affect the value of the Fund's Common Shares.

     - Raymond James and its affiliates may engage in trading activities related to equity securities that are rated SB-1 for their propriety accounts, for their customers other than the Fund and for other accounts under their management. These trading activities may present a conflict of interest between the Fund and Raymond James with respect to facilitating transactions. Raymond James has adopted procedures intended to address conflicts of interest arising from trading activities for propriety accounts and/or multiple client accounts. Nonetheless, such trading activities, if they influence the value of the equity securities rated SB-1, could be adverse to the Fund's interests in that they may result in the Fund paying a higher acquisition price or realizing a lower sale price in connection with its portfolio transactions in such securities.

     - Raymond James, now or in the future, may engage in business with the issuers of equity securities rated SB-1, including making loans to, equity investments in, or providing investment banking, asset management, or other services to those companies, their affiliates, and their competitors. In connection with these activities, Raymond James may receive information about those companies that will not be divulged to the Fund or other third parties.

     - In the event that Raymond James provides investment banking or other services to issuers of equity securities rated SB-1, potential conflicts of interest may arise. For example, management and/or large institutional shareholders of such issuers might attempt to influence analysts' opinions regarding ratings of such issuers' securities and may seek to utilize Raymond James investment banking relationship with the issuer to apply added pressure to analysts. Raymond James' research operations are organized and policies are in place to manage potential conflicts. The research process at Raymond James is consistent with the Best Practices Guidelines recommended by the Securities Industry Association and new regulations put forth by the NYSE and the NASD. The Investment Banking division of Raymond James has no direct nor indirect approval of the ratings, earnings estimates and/or price targets of companies covered, whether the subject company is an investment banking client or not. In some instances, Raymond James may seek to minimize potential conflicts of interest by suspending or restricting research coverage on certain companies, which may have an adverse effect on the Fund as described above under "--Risks Relating to Raymond James Equity Securities Ratings."

MARKET DISCOUNT RISK

     Whether investors will realize gains or losses upon the sale of Common Shares of the Fund will depend upon the market price of the Common Shares at the time of sale, which may be less or more than the Fund's net asset value per share. Since the market price of the Common Shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund's Common Shares may trade at such a discount. This risk may be greater for investors expecting to sell their Common Shares of the Fund soon after completion of the public offering. The Common Shares of the Fund were designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

AUTOMATIC OPEN-END CONVERSION

     The Fund's Declaration of Trust provides that (beginning after 18 months from the date of this Prospectus) if the Fund's Common Shares close on the NYSE for 75 consecutive trading days at a price greater than a 10% from the net asset value of the Fund's Common Shares, the Fund will commence the process necessary to convert the Fund into an open-end investment company. Although the Fund's Declaration of Trust requires the Fund to convene a special shareholder meeting at which the Fund's shareholders can affirmatively vote to maintain the Fund's status as a closed-end fund, there is no assurance that such vote would be obtained. In such event, the Fund would convert automatically to an open-end fund. After conversion, the Fund's Common Shares would no longer be listed on the NYSE, and the Fund's shares may be purchased from and redeemed by the Fund at net asset value. The Fund could be required to commence a continuous offering of its shares upon the conversion to an open-end fund.

PORTFOLIO TURNOVER RISK

     The Fund's annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Taxation."

STRATEGIC TRANSACTIONS RISKS

     Participation in options, futures and other Strategic Transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of such strategies. If the Investment Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in worse position than if it had not used such strategies.

CURRENT DEVELOPMENTS RISKS

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges , credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS

     The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

THE INVESTMENT ADVISER

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser acts as investment adviser to a number of closed-end and open-end investment companies.

     Pursuant to the Advisory Agreement, the Investment Adviser provides a continuous investment program for the Fund's portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

     As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets). "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

     A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund's initial annual report to shareholders, for the period ended August 31, 2006.

     In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

PORTFOLIO MANAGEMENT

     The Fund is managed by a team of investment professionals led by Mike Boyle and Chuck Craig, who serve as co-portfolio managers of the Fund and are responsible for the day-to-day management of the Fund's portfolio.

     Mike Boyle, CFA, joined the Investment Adviser in May of 2003 in his current position as the Managing Director of Product Research and Development. In addition to his role as portfolio manager of the Fund and other funds managed by the Adviser, Mr. Boyle is responsible for the screening, selection, and development of new products and for the firm's unit investment trusts. Prior to joining Claymore Securities, Inc., Mr. Boyle spent over four years with First Trust Portfolios L.P. (formerly Nike Securities) where he was responsible for designing quantitatively based equity unit investment trust products. Mr. Boyle is a graduate of the Naval Postgraduate School in Monterey, California with a Masters degree in Operations Research. He received a Bachelor of Science in Electrical Engineering from the University of Illinois at Urbana-Champaign.

     Chuck Craig, CFA, joined the Investment Adviser at his current position of Vice President of Product Research and Development in May of 2003. In addition to his role as portfolio manager of the Fund and other funds managed by the Adviser, Mr. Craig is involved in the research, selection and development of new products and for the firm's unit investment trusts. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity research analyst and portfolio manager within the Equity Strategy Research group. Prior to joining First Trust Portfolios L.P., Mr. Craig spent three years as a portfolio analyst with PMA Securities, Inc., a brokerage firm specializing in municipal finance. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

THE SUB-ADVISER

     Raymond James & Associates, Inc. acts as the Fund's sub-adviser pursuant to a sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). Raymond James & Associates, Inc. is a member of the New York Stock Exchange, American Stock Exchange and most regional exchanges in the United States. It is also a member of the National Association of Securities Dealers and Securities Investors Protection Corporation. The firm is a wholly-owned subsidiary of Raymond James Financial, Inc., a Florida-based holding company whose subsidiaries are engaged in various financial services businesses including brokerage, trading, investment banking, asset management and financial planning services. Raymond James and its affiliates currently manage in excess of $27.5 billion for individuals, pension plans and municipalities.

     Pursuant to the Sub-Advisory Agreement, the Sub-Advisor, under the supervision of the Investment Adviser and Fund's Board of Trustees, provides investment research (including the determination and dissemination of the securities rated SB-1 by Raymond James) and makes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

     As compensation for its services, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets.

     A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund's initial annual report to shareholders, for the period ended August 31, 2006.

RAYMOND JAMES EQUITY RESEARCH

     Raymond James' research department supports the company's institutional and retail sales efforts and publishes research on approximately 600 companies.
The firm's Equity Research Team currently is composed of more than 40 fundamental equity analysts covering consumer, energy, financial services, healthcare, industrial services, real estate and technology/communications sectors. Their work is complemented by technical and economic analysts, and is supported by nearly 40 research associates and other support staff.

     A variety of factors go into the research process including an assessment of industry dynamics, interviews of company executives, analysis of competition, and information as available from suppliers, distributors, major customers and other independent sources. Each stock in the Raymond James coverage universe is assigned a rating of Strong Buy, Outperform, Market Perform or Underperform.

     Raymond James prizes analyst independence, objectivity, thorough analysis and integrity and believes that value-added analysis and independent judgment are critical elements in the quest for superior investment performance. Raymond James equity analysts strive to anticipate both positive and negative information and to respond accordingly with timely changes in ratings, earnings estimates and price targets.

     Raymond James believes that its research process is consistent at Raymond James is consistent with the Best Practices Guidelines recommended by the Securities Industry Association and new regulations put forth by the NYSE and the NASD. Raymond James is committed to providing an environment that encourages thorough and independent securities analysis that is unaffected by inappropriate influences upon stock ratings, earnings estimates and price targets. Raymond James seeks to minimize or eliminate the potential for conflicts of interest and has adopted policies to manage potential conflicts.

     The ratings assigned by Raymond James analysts represent such analysts' judgments given available facts and public information and are not intended as guarantees of investment performance of rated securities or of the Fund. Analysts' expectations regarding the performance of any particular rated security or of SB-1 rated securities generally is not an expectation or prediction of performance of the Fund and is not indicative of performance of the Fund.

                                 NET ASSET VALUE

     The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of business, usually 5:00 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

     The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (I.E., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Exchange-traded options are valued at the mean of the bid and asked prices at the close of trading. The Fund values other derivative contracts at the closing price on the exchange on which it is traded, or if not traded, or no closing price is available, at the mean between the last bid and asked price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values securities for which market quotations are not readily available, including restricted securities, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

     The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

     Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                  DISTRIBUTIONS

     The Fund intends to pay substantially all of its net investment income to Common Shareholders through annual distributions. In addition, the Fund intends to distribute any net long-term capital gains to Common

Shareholders as long-term capital gain dividends at least annually. To the extent that the Fund realizes net investment income, including short-term capital gains, on a more frequent basis, the Fund may make more frequent distributions to its Common Shareholders.

     The Fund expects that dividends paid on the Common Shares will consist of
(i) investment company taxable income, which includes, among other things, ordinary income, short-term capital gain and income from certain hedging and interest rate transactions, (ii) qualified dividend income (income from domestic and certain foreign corporations) and (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months). For individuals, the maximum federal income tax rate on qualified dividend income is currently 15%, on long-term capital gains is currently 15% and on other types of income is currently 35%. These tax rates are scheduled to apply through 2008. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, which are taxed at lower rates for individuals than ordinary income.

     Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

                           DIVIDEND REINVESTMENT PLAN

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name may elect to have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") may be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

     Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

     The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

     In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 2 Hanson Place, Brooklyn, New York 11217, phone number (718) 315-4818.

                        DESCRIPTION OF CAPITAL STRUCTURE

     The following is a brief description of the terms of the Common Shares, of the Borrowings and of the Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund's Certificate of Trust, Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

COMMON SHARES

     The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to Certificate of Trust, dated as of March 7, 2006. Pursuant to the Fund's Agreement and Declaration of Trust, dated as of March 7, 2006, the Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has preferred shares outstanding, the holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. However, the Fund has no present intention to issue preferred shares. See "--Preferred Shares" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

     The Fund has no present intention of offering any additional shares other than Common Shares issued under the Fund's Plan. Any additional offerings of shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

     The Fund's Common are expected to be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol "RYJ."

     The Fund's net asset value per share generally increases and decreases based on the market value of the Fund's securities. Net asset value will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund. See "Use of Proceeds."

PREFERRED SHARES

     The Fund's Governing Documents provide that the Fund's Board of Trustees may authorize and issue preferred shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without prior approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any preferred shares that might be issued. Any such preferred share offering would be subject to the limits imposed by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any preferred shares issued by the Fund would have special voting rights and a liquidation preference over the Common Shares. Issuance of preferred shares would constitute financial leverage and would entail special risks to the common shareholders. The Fund has no present intention to issue preferred shares.

BORROWINGS

     The Fund's Governing Documents provide that the Fund's Board of Trustees may authorize the borrowing of money by the Fund, without the approval of the holders of the Common Shares. The Fund may issue notes or other evidences of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such borrowings would be subject to the limits imposed by the 1940 Act, which generally limits such borrowings to 33 1/3% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. In addition, agreements related to such borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. Any borrowing by the Fund, other than for temporary purposes, would constitute financial leverage and would entail special risks to the common shareholders. The Fund has no present intention to utilize financial leverage.

      ANTI-TAKEOVER AND OTHER PROVISIONS IN THE FUND'S GOVERNING DOCUMENTS

     The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

     In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

     The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

     - the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions. See "Additional Information."

                            CLOSED-END FUND STRUCTURE

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders.

     As described below, the Fund's Declaration of Trust provides that (beginning after 18 months from the date of this Prospectus) if the Fund's Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund, the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. The Fund's Declaration of Trust provides that in such event a special meeting of shareholders of the Fund would be convened and that the Fund would automatically be converted to an open-end fund unless a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund.

                           REPURCHASE OF COMMON SHARES

     In addition to the automatic conversion to an open-end fund described below, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

               AUTOMATIC CONVERSION TO OPEN-END INVESTMENT COMPANY

AUTOMATIC CONVERSION TRIGGER

     The Fund's Declaration of Trust provides that (beginning after 18 months from the date of this Prospectus) if the Fund's Common Shares close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares (the "Automatic Conversion Trigger"), the Fund will commence promptly the process necessary to convert the Fund into an open-end investment company. In this regard, the Fund will file a registration statement to register as an open-end investment company. The disclosure concerning the Fund contained in such registration statement will be substantially identical to the disclosure contained in this offering document except for the provisions concerning the purchase and sale of Shares and any other item pertaining to open-end investment companies.

     The provisions of the Declaration of Trust that govern the Automatic Conversion Trigger may only be amended by the favorable vote of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless the amendment has been approved by at least 80% of the Trustees, in which case the favorable vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

     In the event of conversion, while the Fund's investment objective and principal investment strategies will remain materially unchanged, the Board of Trustees will adopt policies and procedures applicable to the conduct of the Fund as an open-end investment company intended to comply with the laws, rules and regulations then applicable to open-end investment companies. The Fund believes that its investment objective and policies are consistent with the operations of an open-end investment company and that, in the event of such conversion, the holders of Common Shares would not be disadvantaged in any material respect.

SPECIAL MEETING OF SHAREHOLDERS

     The Fund's Declaration of Trust provides that upon the occurrence of the Automatic Conversion Trigger, the Fund will promptly convene a special meeting of the shareholders of the Fund. Unless, at such special meeting, a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund, the Fund would automatically be converted to an open-end fund.

     If the Fund converts to an open-end investment company, it will be able to continuously issue and offer for sale shares of the Fund and each such share could be presented to the Fund at the option of the holder for redemption at a price based on the then-current net asset value per share. Further, the Common Shares would no longer be listed on the NYSE. After the conversion, shares may be purchased from and redeemed by the Fund at net asset value as follows.

SUBSEQUENT SHAREHOLDER MEETINGS

     If the Fund continues as a closed-end fund following such shareholder vote and the Fund's Common Shares subsequently close on the NYSE for 75 consecutive trading days at a price that is a 10% or greater discount from the net asset value of the Fund's Common Shares, the Fund would automatically be converted to an open-end fund unless, at the next annual meeting of the Fund's Shareholders following any such 75-day period, a majority of the outstanding voting securities of the Fund affirmatively vote to maintain the Fund's status as a closed-end fund.

PURCHASING SHARES

     In the event of conversion, investors will be permitted to purchase shares from the Fund's transfer agent or from other selected securities brokers or dealers following conversion to an open-end investment company. A buyer whose purchase order is received by the transfer agent before the close of trading on the NYSE, (currently 4:00 p.m. Eastern Time), which in the event of conversion will be adopted as the time at which the Fund calculates its net asset value each day, will acquire shares at the net asset value set as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the NYSE will acquire shares at the net asset value set as of the next trading day. A broker may charge a transaction fee for the purchase.

     The Fund anticipates that, should it convert to an open-end investment company, the minimum initial investment in the Fund will be $2,500 and the minimum additional investment in the Fund will be $100. The Fund may further reduce or waive the minimums for certain retirement and other employee benefit plans; for the Investment Adviser's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund. Investors will be permitted to purchase shares by check or by wire. The Fund will provide a pre-authorized investment plan to investors.

REDEEMING SHARES

     In the event of conversion, investors will be permitted to redeem shares through the Fund's transfer agent or from other selected securities brokers or dealers following conversion to an open-end investment company. A shareholder whose redemption order is received by the transfer agent before the close of trading on the NYSE, (currently 4:00 p.m. Eastern Time), which in the event of conversion will be adopted as the time at which the Fund calculates its net asset value each day, will redeem shares at the net asset value set as of that day. A shareholder whose redemption order is received by the transfer agent after the close of trading on the NYSE will redeem shares at the net asset value set as of the next trading day on the NYSE. A broker may charge a transaction fee for the redemption.

FEES AND EXPENSES

     In the event of conversion to an open-end investment company, the Fund may offer multiple classes of shares each of which may offer a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

     Upon conversion, the Fund may institute a distribution plan pursuant to Rule 12b-1 of the 1940 Act. Pursuant to the Plan, the Fund would be permitted to incur distribution expenses related to the sale of its shares and to finance activities which are primarily intended to result in the sale of the Fund's shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund or its distributor.

     The investment advisory fees paid by the Fund are not expected to increase as a result of conversion. The Fund does not anticipate imposing any sales charges or 12b-1 fees on shares which existed prior to the Fund's conversion to an open-end investment company, including the Common Shares. Total annual expenses of the Fund may increase in the event of conversion as a result of increased portfolio trading and administrative expenses associated with the operation of the Fund as an open-end investment company or as a result of a decrease in the Fund's asset base resulting from redemptions of shares.

                                    TAXATION

     The following discussion summarizes certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. A more complete discussion of the tax rules applicable to the Fund and its Common Shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

     For purposes of this discussion, you will be considered a "U.S. Common Shareholder" if you beneficially own Common Shares and you are for U.S. federal income tax purposes one of the following:

     -    a citizen or an individual resident of the United States;

     - a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

     - an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     You will be considered a "Non-U.S. Common Shareholder" if you beneficially own Common Shares and your are not a U.S. Common Shareholder or a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend upon the status of such partners and your activities.

     THE DISCUSSION SET FORTH HEREIN DOES NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a "RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of
          (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).

     As a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible

(i) to be treated as qualified dividend income in the case of U.S. Common Shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of U.S. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

TAXATION OF U.S. COMMON SHAREHOLDERS

     The following discussion applies to you only if you are a U.S. Shareholder.

     DISTRIBUTIONS. Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (I.E., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Congress is currently considering certain proposals to extend the preferential tax rates for qualified dividend income beyond 2008, but no assurances can be given in this regard.

     Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

     SALE OF COMMON SHARES. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares.
In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

     Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2008 (20% thereafter).

     BACKUP WITHHOLDING. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

TAXATION OF NON-U.S. COMMON SHAREHOLDERS

     The following discussion applies to you only if you are a Non-U.S. Common Shareholder and you do not hold your Common Shares in connection with a trade or business you carry on in the United States.

     DISTRIBUTIONS. Distributions paid to you by the Fund from its investment company taxable income, including any dividends designated as qualified dividend income, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends, and any amounts the Fund retains that are designated as undistributed capital gains, generally will not be subject to U.S. federal withholding tax unless you are a nonresident alien individual, you are physically present in the United States for more than 182 days during the taxable year and you meet certain other requirements.

     The following types of distributions paid to you by the Fund, however, will not be subject to U.S. federal withholding tax with respect to taxable years beginning on or before December 31, 2008:

     - distributions attributable to the Fund's net short-term capital gains in excess of its net long term capital losses that are properly designate as short-term capital gain dividends; and

     - distributions attributable to the Fund's U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by you and that are properly designate as interest-related dividends.

     Distributions paid to you by the Fund that are attributable to any gain the Fund recognizes from the sale of a U.S. real property interest (including any gain from the sale of shares of certain REITs, RICs and "U.S. real property holding corporations", as described below) will be subject to U.S. withholding. Such a distribution will also give rise to an obligation for you to file a U.S. federal income tax return. Any gain we recognize from the sale of (i) shares of "domestically controlled" REITs or RICs (generally, REITs or RICs that are less than 50% owned by foreign persons) or (ii) shares representing, together with any other shares owned by the Fund, 5% or less of a publicly traded class of stock of any corporation (including REITs or RICs that are not domestically controlled), however, will not be considered gain from a U.S. real property interest. Although we expect that substantially all of our investments in stock potentially treated as a U.S. real property interest will qualify under either or both of these exceptions, there can be no assurance in this regard.

     A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. U.S. real property interests generally include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of a publicly traded U.S. real property holding corporation, or, for taxable years beginning before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities.

     SALE OF COMMON SHARES. Any gain that you realize upon the sale or other disposition of Common Shares of the Fund will generally be exempt from U.S. federal income and withholding tax unless you are a nonresident alien individual, you are physically present in the United States for more than 182 days during the taxable year and you meets certain other requirements.

     INFORMATION REPORTING AND BACKUP WITHHOLDING. You may be subject to information reporting and backup withholding with respect to any dividends on, and the proceeds from dispositions of, Common Shares paid to you, unless you comply with certain reporting procedures (usually satisfied by providing an IRS Form W-8BEN) or otherwise establish an exemption. The IRS may make information reported to the IRS available under the provisions of an applicable income tax treaty to the tax authorities in the country in which you reside. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability provided that you timely furnish the required information to the IRS.

                                  UNDERWRITING

     Subject to the terms and conditions stated in an underwriting agreement
dated    , 2006, Raymond James has agreed to purchase as underwriter, and the
Fund has agreed to sell to Raymond James as underwriter, the number of Common Shares set forth on the cover page of this Prospectus.

     The underwriting agreement provides that the obligations of the underwriter to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions.
The underwriter is obligated to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased. In the underwriting agreement, the Fund, the Investment Adviser and the Sub-Adviser have agreed to indemnify the underwriter against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the underwriter may be required to make for any of those liabilities.

     The Fund and the underwriter intend to limit the number of Common Shares available in the initial public offering to approximately 20 million Common Shares.

COMMISSIONS AND DISCOUNTS

     The underwriter proposes to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and may offer some of the Common Shares to certain dealers at
the public offering price less a concession not in excess of $    per share.
The sales load the Fund will pay of $.90 per share is equal to 4.5% of the initial offering price. The underwriter may allow, and the dealers may
reallow, a discount in excess of $    per share on sales to other dealers.
After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased
on or before   , 2006.

     The following table shows the public offering price, sales load, estimated organizational and offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriter of its overallotment option.

                                               PER SHARE      WITHOUT OPTION     WITH OPTION
                                               ----------     --------------     -----------
     Public offering price                      $  20.00            $                 $
     Sales load                                 $    .90            $                 $
     Estimated offering expenses                $    .04            $                 $
     Proceeds, after expenses, to the Fund      $  19.06            $                 $


     The expenses of the offering payable by the Fund are estimated at $   . The
Investment Adviser and the Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering expenses of the Fund (other than sales load) that exceed $.04 per Common Share.

OVERALLOTMENT OPTION

     The Fund has granted the underwriter an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit the underwriter and selling group members from bidding for and purchasing the Common Shares. However, the underwriter may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the underwriter creates a short position in the Common Shares in connection with the offering, I.E., if it sells more Common Shares than are listed on the cover of this Prospectus, the underwriter may reduce that short position by purchasing Common Shares in the open market. The underwriter may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriter may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor the underwriter makes any representation that the underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriter, except for the sale of the Common Shares to the underwriter pursuant to the purchase agreement and certain transactions related to the Fund's Plan.

     Subject to compliance with applicable law, the underwriter may from time to time act as broker in executing the Fund's portfolio transactions.

     The Common Shares will be sold to ensure that the NYSE distribution standards (i.e. round lots, public shares and aggregate market value) will be met.

ADDITIONAL UNDERWRITING COMPENSATION AND OTHER RELATIONSHIPS

     The Investment Adviser has agreed to pay from its own assets additional compensation to Raymond James & Associates, Inc. The Investment Adviser will pay to Raymond James & Associates, Inc. an annual fee equal to 0.15% of the Fund's Managed Assets. The total amount of these additional compensation amounts
paid to Raymond James & Associates, Inc. will not exceed      % of the price to
the public of the Common Shares sold in the offering. In return Raymond James
& Associates, Inc. has agreed to provide, as requested by the Investment Adviser, certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and, as requested by the Investment Adviser, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

     Prior to the public offering of the Common Shares, Claymore Securities, Inc. ("Claymore Securities"), an affiliate of the Investment Adviser, purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, Claymore Securities owned 100% of the Fund's outstanding Common Shares. Claymore Securities may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares which is expected to occur as of the completion of the offering of the Common Shares. Claymore Securities will provide promotional assistance during the sale of the Common Shares of the Fund, including preparation and review of the Fund's marketing material. Employees of Claymore Securities who assist in such promotion may be paid compensation, which will be an offering expense of the Fund. The total amount of offering costs related to the promotional assistance provided by
Claymore Securities, Inc. will not exceed      % of the price of the Common
Shares sold in the offering.

     The total amount of additional compensation paid to Raymond James & Associates, Inc. by the Investment Adviser for certain after-market shareholder support services and any offering expenses that may be payable to

Claymore Securities for promotional assistance will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of Common Shares, including sales load, offering expense reimbursement and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

     The principal address of Raymond James & Associates, Inc. is 880 Carillon Parkway, St. Petersburg, Florida 33617.

     CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions. The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund. The
Bank of New York is located at 101 Barclay Street, New York, New York 10286.

     Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the Administration Agreement. For the services, the Fund pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of 0.0275% of the first $200,000,000; 0.0200% of the next $300,000,000; 0.0150%
of the next $500,000,000 and 0.0100% for amounts over $1,000,000,000 of the average daily Managed Assets of the Fund.

                                  LEGAL MATTERS

     Certain legal matters will be passed on for the Fund and for Raymond James by Skadden, Arps, Slate, Meagher & Flom LLP in connection with the offering of the Common Shares.

                             ADDITIONAL INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

     The Fund's Common Shares are expected to be listed on the NYSE, subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

     This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

     The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

     Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information dated as of    , 2006, has been filed
with the Securities and Exchange Commission and is incorporated by reference in this prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate Drive West, Lisle, Illinois 60532 or by calling the Fund toll-free at (800) 345-7999. The Table of Contents of the Statement of Additional Information is as follows:


                                                                       PAGE
                                                                       ----
The Fund                                                                  1

Investment Objective and Policies                                         1

Investment Restrictions                                                   9

Management of the Fund                                                   10

Portfolio Transactions                                                   15

Taxation                                                                 15

General Information                                                      20

Report of Independent Registered Public Accounting Firm                FS-1

Financial Statements for the Fund                                      FS-2

                                TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Prospectus Summary                                                            3
Summary of Fund Expenses                                                     16
The Fund                                                                     17
Use of Proceeds                                                              17
Investment Objective and Policies                                            17
Risks                                                                        22
Management of the Fund                                                       27
Net Asset Value                                                              30
Distributions                                                                30
Dividend Reinvestment Plan                                                   31
Description of Capital Structure                                             32
Anti-Takeover and Other Provisions in the Fund's Governing Documents         33
Closed-End Fund Structure                                                    34
Repurchase of Common Shares                                                  35
Automatic Conversion to Open-End Investment Company                          35
Taxation                                                                     37
Underwriting                                                                 42
Custodian, Administrator, Transfer Agent and Dividend Disbursing Agent       44
Legal Matters                                                                44
Additional Information                                                       44
Privacy Principals of the Fund                                               45
Table of Contents of the Statement of Additional Information                 46

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

     Until    , 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


                                     SHARES

                             CLAYMORE/RAYMOND JAMES
                                SB-1 EQUITY FUND

                                  COMMON SHARES

                                $20.00 PER SHARE


                                   PROSPECTUS


                                  RAYMOND JAMES

                                        , 2006

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                    SUBJECT TO COMPLETION, DATED MAY 17, 2006


                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND

                       STATEMENT OF ADDITIONAL INFORMATION

     Claymore/Raymond James SB-1 Equity Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest substantially all of its net assets in the equity securities that are rated, at the time of purchase, "Strong Buy 1" by Raymond James analysts. There can be no assurance that the Fund's investment objective will be achieved.

     This Statement of Additional Information ("SAI") is not a prospectus, but
should be read in conjunction with the prospectus for the Fund dated         ,
2006. Investors should obtain and read the prospectus prior to purchasing common shares. A copy of the prospectus may be obtained, without charge, by calling the Fund at (800) 345-7999.

     The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

                                TABLE OF CONTENTS

                                                                            PAGE
The Fund                                                                       1
Investment Objective and Policies                                              1
Investment Restrictions                                                        9
Management of the Fund                                                        10
Portfolio Transactions                                                        15
Taxation                                                                      15
General Information                                                           20
Report of Independent Registered Public Accounting Firm                     FS-1
Financial Statements for the Fund                                           FS-2

      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED            , 2006.

                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund expects its common shares of beneficial interest, par value $0.01 (the "Common Shares"), to be listed on the New York Stock Exchange (the "NYSE"), subject to notice of issuance, under the symbol "RYJ."

                        INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INVESTMENT POLICIES

     The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal investment strategies are discussed in the prospectus. The Fund may not buy any or all of the types of securities or use any or all of the investment techniques that are described.

     SHORT SALES. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     PREFERRED STOCKS. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

     CONVERTIBLE SECURITIES. Convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

     SECURITIES SUBJECT TO REORGANIZATION. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved. In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternative investments.

     WARRANTS AND RIGHTS. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.

     ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Investment Manager.

     RESTRICTED AND ILLIQUID SECURITIES. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act), and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Fund's Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

     It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

DERIVATIVE INSTRUMENTS

     OPTIONS. The Fund may purchase or sell, i.e., write, options on securities and securities indices or on currencies, which options are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security or currency at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

     In the case of a call option on a common stock or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above. A put option on a security is "covered" if the Fund segregates assets determined to be liquid by the Investment Manager as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Investment Manager as described above.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security or currency, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security or currency. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security or currency and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Manager to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

     An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

     OPTIONS ON SECURITIES INDICES. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

     The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

     No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

     Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

     In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling securities with longer maturities and investing in securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the securities without actually buying them. Subsequently, the Fund can make its intended purchase of the securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

     SECURITIES INDEX FUTURES CONTRACTS AND OPTIONS THEREON. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

ADDITIONAL RISKS RELATING TO DERIVATIVE INSTRUMENTS

     Neither the Investment Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Investment Adviser and the Sub-Adviser have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

     The number of call options the Fund can write is limited by the amount of Fund assets that can cover such options, and further limited by the fact that call options normally represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser and the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     To the extent that the Fund writes covered put options, the Fund will bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

     To the extent that the Fund purchases options, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     CALL OPTION WRITING RISKS. To the extent that the Fund writes covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

     SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price, and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

     Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     ADDITIONAL RISKS OF FOREIGN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS AND FORWARD CONTRACTS. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

LOANS OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total assets.

     A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Pursuant to policies adopted by the board of trustees of the Fund (the "Board of Trustees" or the "Board"), the Investment Advisor, subject to the supervision of the Board of Trustees, oversees the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

                             INVESTMENT RESTRICTIONS

     The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that the Fund shall not:

          1. Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

          2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.


          3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except that this policy shall not apply (a) to securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) when the Fund has taken a temporary defensive position.


          4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

          5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

          6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser and with the Sub-Adviser.

     The Trustees are divided into two classes. Trustees serve until their successors have been duly elected. The Trustees' occupations during the past five years and other directorships held by the Trustee are listed below.

INDEPENDENT TRUSTEES:

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                 TERM OF                                            IN FUND
                                                OFFICE AND                                          COMPLEX
NAME, BUSINESS               POSITION HELD      LENGTH OF           PRINCIPAL OCCUPATION            OVERSEEN   OTHER DIRECTORSHIPS
ADDRESS AND AGE              WITH THE FUND    TIME SERVED(1)        DURING PAST FIVE YEARS         BY TRUSTEE    HELD BY TRUSTEE
---------------              -------------    --------------        ----------------------         ----------  -------------------
Randall C. Barnes            Trustee        Trustee              Formerly, Senior Vice President,      12             None
2455 Corporate West Drive                   since 2006           Treasurer (1993-1997), President,
Lisle, Illinois 60532                                            Pizza Hut International
Year of birth: 1951                                              (1991-1993) and Senior Vice
                                                                 President, Strategic Planning
                                                                 and  New Business Development
                                                                 (1987-1990) of PepsiCo, Inc.
                                                                 (1987-1997).

Ronald A. Nyberg             Trustee        Trustee              Principal of Ronald A. Nyberg,        16             None
2455 Corporate West Drive                   since 2006           Ltd., a law firm specializing in
Lisle, Illinois 60532                                            corporate law, estate planning
Year of birth: 1953                                              and business transactions
                                                                 (2000-present). Formerly,
                                                                 Executive Vice President,
                                                                 General Counsel and Corporate
                                                                 Secretary of Van Kampen
                                                                 Investments (1982-1999).

Ronald E. Toupin Jr.         Trustee        Trustee              Formerly Vice President, Manager      14             None
2455 Corporate West Drive                   since 2006           and Portfolio Manager of Nuveen
Lisle, Illinois 60532                                            Asset Management (1998-1999),
Year of birth: 1958                                              Vice President of Nuveen
                                                                 Investment Advisory Corporation
                                                                 (1992-1999), Vice President and
                                                                 Manager of Nuveen Unit
                                                                 Investment Trusts (1991-1999),
                                                                 and Assistant Vice President and
                                                                 Portfolio Manager of Nuveen Unit
                                                                 Trusts (1988-1999), each of John
                                                                 Nuveen & Company, Inc. (asset
                                                                 manager) (1982-1999).

INTERESTED TRUSTEE:


                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS
                                                TERM OF                                             IN FUND
                                               OFFICE AND                                           COMPLEX
NAME, BUSINESS               POSITION HELD      LENGTH OF            PRINCIPAL OCCUPATION           OVERSEEN   OTHER DIRECTORSHIPS
ADDRESS AND AGE              WITH THE FUND    TIME SERVED(1)         DURING PAST FIVE YEARS        BY TRUSTEE    HELD BY TRUSTEE
---------------              -------------    --------------         ----------------------        ----------  -------------------
Nicholas Dalmaso*            Trustee;         Trustee            Senior Managing Director and          16             None
2455 Corporate West Drive    Chief            since 2006         General Counsel of Claymore
Lisle, Illinois 60532        Legal and                           Advisors, LLC and Claymore
Year of Birth: 1965          Executive                           Securities, Inc. and Manager,
                             Officer;                            Claymore Fund Management
                             Chief                               Company, LLC. from 2001-present.
                             Compliance                          Chief Legal and Executive
                             Officer                             Officer of Funds in the Fund
                                                                 Complex. Formerly, Assistant
                                                                 General Counsel, John Nuveen and
                                                                 Company Inc. (1999-2000). Former
                                                                 Vice President and Associate
                                                                 General Counsel of Van Kampen
                                                                 Investments, Inc. (1992-1999).


* Mr. Dalmaso is an interested person of the Fund because of his position as an officer of the Investment Adviser and certain of its affiliates.

(1) After a Trustee's initial term, each Trustee is expected to serve a two year term concurrent with the class of Trustees for which he serves.

     --Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

     --Messrs. Nyberg and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2008 annual meeting of shareholders.

OFFICERS:

                                                                                         PRINCIPAL OCCUPATION
NAME, BUSINESS ADDRESS AND AGE               POSITION                                 DURING THE PAST FIVE YEARS
------------------------------    --------------------------------    -------------------------------------------------------
Steven M. Hill                    Chief Financial Officer, Chief      Senior Managing Director and Chief Financial Officer of
2455 Corporate West Drive         Accounting Officer and Treasurer    Claymore Advisors, LLC and Claymore Securities, Inc.;
Lisle, Illinois 60532                                                 Chief Financial Officer, Chief Accounting Officer and
Year of birth: 1964                                                   Treasurer of certain funds in the Fund Complex.
                                                                      Previously, Treasurer of Henderson Global Funds and
                                                                      Operations Manager for Henderson Global Investors (NA)
                                                                      Inc. (2002-2003); Managing Director, FrontPoint
                                                                      Partners LLC (2001-2002); Vice President, Nuveen
                                                                      Investments (1999-2001); Chief Financial Officer,
                                                                      Skyline Asset Management LP, (1999); Vice President,
                                                                      Van Kampen Investments and Assistant Treasurer, Van
                                                                      Kampen mutual funds (1989-1999).

Melissa Nguyen                       Secretary                        Vice President of Claymore Securities, Inc.
2455 Corporate West Drive                                             (2005-present). Secretary of certain funds in the Fund
Lisle, Illinois 60532                                                 Complex. Formerly, Associate, Vedder, Price, Kaufman &
Year of birth: 1978                                                   Kammholz, P.C. (2003-2005).

Bruce Saxon                          Chief Compliance Officer         Vice President - Fund Compliance Officer of Claymore
2455 Corporate West Drive                                             Securities, LLC (Feb. 2006-present). Chief Compliance
Lisle, Illinois 60532                                                 Officer/Assistant Secretary of Harris Investment
Year of birth: 1957                                                   Management, Inc. (2003-2006). Director-Compliance of
                                                                      Harrisdirect LLC (1999-2003).

Jim Howley                           Assistant Treasurer              Vice President, Fund Administration of Claymore
2455 Corporate West Drive                                             Securities, Inc. (2004-present). Assistant Treasurer of
Lisle, Illinois 60532                                                 certain funds in the Fund Complex. Previously, Manager,
Year of birth: 1972                                                   Mutual Fund Administration of Van Kampen Investments,
                                                                      Inc.


     Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Nominating and Governance Committee. The Nominating and Governance Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating and Governance Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

     Messrs. Barnes, Nyberg and Toupin, who are not "interested persons" of the Fund, as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent registered public accounting firm.


REMUNERATION OF TRUSTEES AND OFFICERS

     The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Sub-Adviser or their respective affiliates a fee of $15,000 per year plus $1,000 per Board meeting participated in and $500 per committee meeting participated in, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings. The Fund pays an additional $2,000 per year to the chairperson of the Board of Trustees, if any, and $1,500 to each Trustee serving as chairperson of any committee of the Board of Trustees.

     Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended August 31, 2005. Officers who are employed by the Investment Adviser or the Sub-Adviser receive no compensation or expense reimbursement from the Fund.

     The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended August 31, 2006, assuming a full fiscal year of operations.

                                                                                      TOTAL
                                             PENSION OR                           COMPENSATION
                             AGGREGATE       RETIREMENT                          FROM THE FUND
                             ESTIMATED    BENEFITS ACCRUED      ESTIMATED           AND FUND
                           COMPENSATION     AS PART OF       ANNUAL BENEFITS        COMPLEX
NAME(1)                    FROM THE FUND  FUND EXPENSES(2)  UPON RETIREMENT(2)  PAID TO TRUSTEE
-------                    -------------  ----------------  ------------------  ---------------
Randall C.Barnes            $    21,000        None                None          $     203,500
Ronald A. Nyberg            $    22,500        None                None          $     292,000
Ronald E.Toupin Jr.         $    22,500        None                None          $     247,500

(1)  Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

SHARE OWNERSHIP

     As of December 31, 2005, the most recently completed calendar year prior to the date of this Statement of Additional Information, each Trustee of the Trust beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the trustee in the dollar range amounts specified below.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                              SECURITIES IN ALL REGISTERED INVESTMENT
                                       DOLLAR RANGE OF           COMPANIES OVERSEEN BY TRUSTEE IN
NAME                           EQUITY SECURITIES IN THE FUND      FAMILY OF INVESTMENT COMPANIES
----                           -----------------------------  ---------------------------------------
INDEPENDENT TRUSTEES:
Randall C. Barnes                           None                            over $100,000
Ronald A. Nyberg                            None                            over $100,000
Ronald E. Toupin Jr.                        None                                None

INTERESTED TRUSTEE:
Nicholas Dalmaso                            None                                None

INDEMNIFICATION OF OFFICERS AND TRUSTEES; LIMITATIONS ON LIABILITY

     The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

PORTFOLIO MANAGEMENT

     Mike Boyle, Managing Director of the Investment Adviser, and Chuck Craig, Vice President of the Investment Adviser, serve as co-portfolio managers for the Fund and are responsible for the day-to-day management of the Fund's portfolio.

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of April 17, 2006, Mr. Boyle managed one registered investment company with a total of $170,000 in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of April 17, 2006, Mr. Craig managed one registered investment company with a total of $170,000 in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts.

     The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

     If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of the opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

     The Investment Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Investment Adviser acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Investment Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security for the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

     The Investment Adviser has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

     PORTFOLIO MANAGER COMPENSATION. The portfolio managers' compensation consists of the following elements:

     BASE SALARY: The portfolio managers are paid a fixed base salary by the Investment Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities.

     ANNUAL BONUS: The portfolio managers are paid a discretionary annual bonus, which is based on the overall performance and profitability of the Investment Adviser and not on performance of the Funds or accounts managed by the portfolio managers, by the Investment Adviser. The portfolio managers also participate in benefit plans and programs generally available to all employees of the Investment Adviser.

     SECURITIES OWNERSHIP OF THE PORTFOLIO MANAGER. Because the Fund is newly organized, the portfolio manager does not own shares of the Fund.

ADVISORY AGREEMENT

     Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, LLC, acts as the Fund's investment adviser (the "Investment Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Investment Adviser is a registered investment adviser.

     Under the terms of the Advisory Agreement, the Investment Adviser supervises and manages the investment and reinvestment of Fund assets and arranges for the purchase and sale of securities and other assets. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets.


     Pursuant to its terms, the Advisory Agreement will remain in effect until May 18, 2008, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

SUB-ADVISORY AGREEMENT

     Raymond James & Associates, Inc., acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Investment Adviser and the Sub-Adviser. The Sub-Adviser is a is a Florida corporation with principal offices at 880 Carillon Parkway, St. Petersburg, Florida 33716. The Sub-Adviser is a registered investment adviser.

     Under the terms of the Sub-Advisory Agreement, the Sub-Adviser provides investment research (including the determination and dissemination of the securities rated SB-1 by Raymond James) and makes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates; all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.35% of the Fund's average daily Managed Assets.

     The Sub-Advisory Agreement continues until May 18, 2008 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of any party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940
Act) of the Fund's outstanding shares.


     The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

     As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Raymond James" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-advisor to the Fund, the Fund will change its name to one not including "Raymond James."

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

     Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Funds and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

     Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                                    TAXATION

     The following discussion summarize certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund's Common Shares. This discussion assumes that you hold your Common Shares as capital assets. This discussion is based upon current provisions of the Internal Revenue

Code of 1986, as amended (the "Code"), the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the "IRS"), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its Common Shareholders (including Common Shareholders owning large positions in the Fund).

     For purposes of this discussion, you will be considered a "U.S. Common Shareholder" if you beneficially own Common Shares and you are for U.S. federal income tax purposes one of the following:

     -  a citizen or an individual resident of the United States;

     - a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

     - an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust if you (i) are subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of your substantial decisions or (ii) have a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     You will be considered a "Non-U.S. Common Shareholder" if you beneficially own Common Shares and your are not a U.S. Common Shareholder or a partnership or an entity or arrangement treated as a partnership for U.S. federal income tax purposes. If you are a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, the U.S. federal income tax treatment of your partners generally will depend upon the status of such partners and your activities.

     THE DISCUSSIONS SET FORTH HEREIN AND IN THE PROSPECTUS DO NOT CONSTITUTE TAX ADVICE AND POTENTIAL INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND.

TAXATION OF THE FUND

     The Fund intends to elect to be treated and to qualify annually as a regulated investment company (a "RIC") under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

     (i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in "qualified publicly traded partnerships" (as defined in the Code).

     (ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of
          (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more "qualified publicly traded partnerships" (as defined in the Code).

     As a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its Common Shareholders provided that it distributes each taxable year at least the sum of (i) 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund's net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income each year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its Common Shareholders.

     The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of
(i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to Common Shareholders, and such distributions will be taxable to the Common Shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such dividends, however, would be eligible (i) to be treated as qualified dividend income in the case of U.S. Common Shareholders taxed as individuals and (ii) for the dividends received deduction in the case of U.s. Common Shareholders taxed as corporations. The Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert lower taxed long term capital gain into higher taxed short term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) or (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash.

     If the Fund purchases shares in certain foreign investment entities, called passive foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to the shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Dividends paid by PFICs will not be qualified dividend income, as discussed below under "Taxation of U.S. Common Shareholders."

     If the Fund invests in the shares of a PFIC, or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to recognize income that it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its net investment income as is required in order to avoid Fund-level U.S. federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities in order to make required distributions to the shareholders.

     Dividend, interest and other income received by the Fund from investments outside the United States may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the United States and other countries may reduce or eliminate such taxes. The Fund does not expect that it will be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

TAXATION OF U.S. COMMON SHAREHOLDERS

     The following discussion applies to you only if you are a U.S. Shareholder.

     DISTRIBUTIONS. The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax (currently at a maximum rate of 35%) on such retained amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its Common Shareholders, each of whom (i) will be required to include in income for U.S. federal tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its Common Shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such Common Shareholder's gross income.

     Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends ("capital gain dividends") are taxable as long-term capital gains, regardless of how long you have held your Common Shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits ("ordinary income dividends") are generally subject to tax as ordinary income.

     Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2008. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to "qualified dividend income" (I.E., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your Common Shares. Ordinary income dividends subject to these special rules are not actually treated as capital gains, however, and thus will not be included in the computation of your net capital gain and generally cannot be used to offset any capital losses. Congress is currently considering certain proposals to extend the preferential tax rates for qualified dividend income beyond 2008, but no assurances can be given in this regard.

     Any distributions you receive that are in excess of the Fund's current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your Common Shares, and thereafter as capital gain from the sale of Common Shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your Common Shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your Common Shares.

     Dividends and other taxable distributions are taxable to you even though they are reinvested in additional Common Shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the Common Shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

     The price of Common Shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing Common Shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

     The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and capital gain dividends also may be subject to state and local taxes. Common Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

     SALE OF COMMON SHARES. The sale or other disposition of Common Shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such Common Shares for more than one year at the time of sale. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such Common Shares. Any loss you realize on a sale or exchange of Common Shares will be disallowed if you acquire other Common Shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the Common Shares. In such case, your tax basis in the Common Shares acquired will be adjusted to reflect the disallowed loss.

     Current law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain is currently taxed at rates applicable to ordinary income (currently at a maximum of 35%) while long-term capital gain generally is taxed at a maximum rate of 15% with respect to taxable years beginning on or before December 31, 2008 (20% thereafter).

     Common Shareholders may be entitled to offset their capital gain dividends with capital loss. The Code contains a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, Common Shareholders that have capital losses are urged to consult their tax advisers.

     BACKUP WITHHOLDING. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to Common Shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

TAXATION OF NON-U.S. COMMON SHAREHOLDERS

     The following discussion applies to you only if you are a Non-U.S. Common Shareholder and you do not hold your Common Shares in connection with a trade or business you carry on in the United States.

     DISTRIBUTIONS. Distributions paid to you by the Fund from its investment company taxable income, including any dividends designated as qualified dividend income, generally will be subject to U.S. federal withholding tax at a rate of 30% (or lower rate under an applicable treaty). Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends, and any amounts the Fund retains that are designated as undistributed capital gains, generally will not be subject to U.S. federal withholding tax unless you are a nonresident alien individual, you are physically present in the United States for more than 182 days during the taxable year and you meet certain other requirements.

     The following types of distributions paid to you by the Fund, however, will not be subject to U.S. federal withholding tax with respect to taxable years beginning on or before December 31, 2008:

     - distributions attributable to the Fund's net short-term capital gains in excess of its net long term capital losses that are properly designate as short-term capital gain dividends; and

     - distributions attributable to the Fund's U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by you and that is properly designate as interest-related dividends.

     Distributions paid to you by the Fund that are attributable to any gain the Fund recognizes from the sale of a U.S. real property interest (including any gain from the sale of shares of certain REITs, RICs and "U.S. real property holding corporations", as described below) will be subject to U.S. withholding. Such a distribution will also give rise to an obligation for you to file a U.S. federal income tax return. Any gain we recognize from the sale of (i) shares of "domestically controlled" REITs or RICs (generally, REITs or RICs that are less than 50% owned by foreign persons) or (ii) shares representing, together with any other shares owned by the Fund, 5% or less of a publicly traded class of stock of any corporation (including REITs or RICs that are not domestically controlled), however, will not be considered gain from a U.S. real property interest. Although we expect that substantially all of our investments in stock potentially treated as a U.S. real property interest will qualify under either or both of these exceptions, there can be no assurances in this regard.

     A corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. U.S. real property interests generally include interests in stock of U.S. real property holding corporations (other than stock of a domestically controlled REIT, holdings of 5% or less in the stock of a publicly traded U.S. real property holding corporation, or, for taxable years beginning before January 1, 2008, stock of a domestically controlled RIC) and certain participating debt securities.

     SALE OF COMMON SHARES. Any gain that you realize upon the sale or other disposition of Common Shares of the Fund will generally be exempt from U.S. federal income and withholding tax unless you are a nonresident alien individual, you are physically present in the United States for more than 182 days during the taxable year and you meets certain other requirements.

     INFORMATION REPORTING AND BACKUP WITHHOLDING. You may be subject to information reporting and backup withholding with respect to any dividends on, and the proceeds from dispositions of, Common Shares paid to you, unless you comply with certain reporting procedures (usually satisfied by providing an IRS Form W-8BEN) or otherwise establish an exemption. The IRS may make information reported to the IRS available under the provisions of an applicable income tax treaty to the tax authorities in the country in which you reside. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against your U.S. federal income tax liability provided that you timely furnish the required information to the IRS.

                               GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

     The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

     DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

     Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

     DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

     Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

     DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

     The Investment Adviser will engage an independent third-party proxy service, such as Institutional Shareholder Services or a similar service, to vote all proxies on behalf of the Fund. The Investment Adviser will periodically review the proxy voting results to ensure that proxies are voted in accordance with the service's guidelines and that proxies are voted in a timely fashion. To avoid any conflicts of interest, the Investment Adviser does not have authority to override the recommendations of the third party service provider, except the written authorization of the client directing the Investment Adviser to vote in a specific manner. All overrides shall be approved by the Chief Compliance Officer.

     To the extent that the third party service provider seeks the Investment Adviser's direction on how to vote on any particular matter, the Chief Compliance Officer and Chief Investment Officer shall determine whether any potential conflict of interest is present. If a potential conflict of interest is present, the Investment Adviser shall seek instructions from clients on how to vote that particular item.

     Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling (800) 345-7999 or by visiting our web site at www.claymore.com. This information is also available on the SEC's web site at http://www.sec.gov



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Fund and is expected to render an opinion annually on the financial statements of the Fund.

CODE OF ETHICS

     The Fund, the Investment Adviser and the Sub-Adviser each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Sub-Adviser, Claymore Securities, Inc. and their affiliates, as applicable. The codes of ethics of the Fund, the Investment Adviser, the Sub-Adviser and Claymore Securities, Inc. are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C.. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Trustees and Shareholder
Claymore/Raymond James SB-1 Equity Fund

     We have audited the accompanying statement of assets and liabilities of Claymore/Raymond James SB-1 Equity Fund (the "Fund") as of May 4, 2006. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Claymore/Raymond James SB-1 Equity Fund at May 4, 2006, in conformity with U.S. generally accepted accounting principles.



                                                              Ernest & Young LLP


Chicago, Illinois
May 5, 2006

                        FINANCIAL STATEMENTS FOR THE FUND


                       STATEMENT OF ASSETS AND LIABILITIES
                                   MAY 4, 2006



ASSETS:
  Cash                                                             $  100,084
  Deferred Offering Costs                                             600,000
                                                                   ----------
    Total Assets                                                      700,084
                                                                   ----------
LIABILITIES:
  Accrued Offering Costs                                              600,000
                                                                   ----------
    Total Liabilities                                                 600,000
                                                                   ----------
    NET ASSETS                                                     $  100,084
                                                                   ==========
COMPOSITION OF NET ASSETS:
  Capital shares, at par value of $0.01 per share                  $       52
  Paid in Surplus                                                     100,032
                                                                   ----------
    NET ASSETS                                                     $  100,084
                                                                   ==========
COMMON SHARES:
  Net asset value per share ($100,084/5,240 shares of beneficial
    interest issued and outstanding                                $    19.10
                                                                   ==========
  Public offering price per share                                  $    20.00



                        SEE NOTES TO FINANCIAL STATEMENT

                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND
                          NOTES TO FINANCIAL STATEMENT
                                   MAY 4, 2006

NOTE 1--ORGANIZATION:

     Claymore/Raymond James SB-1 Equity Fund (the "Fund") was organized as a Delaware statutory trust on March 7, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has not had any operations to date other than the sale of 5,240 common shares of beneficial interest to Claymore Securities, Inc. for the amount of $100,084.

     Based on a total offering of approximately $300,000,000, offering expenses are estimated to be $600,000 and will be borne by the Fund as a direct charge to paid in surplus at the time of issuance of shares. Claymore Advisors, LLC (the "Investment Adviser") and Raymond James & Associates, Inc. (the "Sub-Adviser") have agreed to pay offering expenses (other than sales load) in excess of $.04 per common share. The Investment Adviser and Sub-Adviser have also agreed to pay the organizational expenses of the Fund, which are estimated to be $25,000. Such amounts are to be allocated between the Investment Adviser and Sub-Adviser as agreed to by such parties.

NOTE 2--ACCOUNTING POLICY:

     The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE 3--INVESTMENT ADVISORY AGREEMENT, INVESTMENT MANAGEMENT AGREEMENT AND OTHER
AGREEMENTS:

     Pursuant to the Advisory Agreement, the Investment Adviser provides a continuous investment program for the Fund's portfolio; executes recommendations for the purchase and sale of securities; furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

     As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, in an annual amount equal to 0.85% of the Fund's average daily Managed Assets (from which the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an amount equal to 0.35% of the Fund's average daily Managed Assets) "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any borrowings or other forms of financial leverage, minus liabilities, other than liabilities related to any financial leverage.

     Claymore Advisors, LLC serves as the Fund's administrator. Pursuant to an administration agreement Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Fund. For the services, the Fund pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of 0.0275% of the first $200,000,000; 0.0200% of the next $300,000,000; 0.0150%
of the next $500,000,000 and 0.0100% for amounts over $1,000,000,000 of the average daily Managed Assets of the Fund.

NOTE 4--FEDERAL INCOME TAXES:

     The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

                                     PART C
                                OTHER INFORMATION

Item 25.   Financial Statements And Exhibits

(1)      Financial Statements


         Part A - Report of Independent Registered Public Accounting Firm(*)

         Part B - Statement of Assets and Liabilities(*)


(2)      Exhibits


         (a) First Amended and Restated Agreement and Declaration of Trust of Registrant(*)
         (b)      By-Laws of Registrant(1)

         (c)      Not applicable

         (d)      Form of Specimen Share Certificate(1)
         (e)      Form of Dividend Reinvestment Plan of Registrant(1)

         (f)      Not applicable

         (g)(i) Form of Advisory Agreement between Registrant and Claymore Advisors, LLC (the "Investment Adviser")(*)
            (ii) Form of Sub-Advisory Agreement among Registrant, Claymore Advisors, LLC and Raymond James & Associates, Inc. (the "Sub-Adviser") (*)

         (h)(i)   Form of Underwriting Agreement(*)
            (ii)  Form of Additional Compensation Agreement(*)

         (i)      Not applicable

         (j)      Form of Custody Agreement(1)
         (k)(i)   Form of Transfer Agency and Service Agreement(1)
            (ii)  Form of Fund Accounting Agreement(1)
            (iii) Form of Administration Agreement (1)
         (l)      Opinion and Consent of Skadden, Arps, Slate,
                  Meagher & Flom LLP(*)

         (m)      Not applicable
         (n)      Consent of Independent Registered Public Accounting Firm(*)
         (o)      Not applicable

         (p)      Form of Initial Subscription Agreement(1)

         (q)      Not applicable

         (r)(i)   Code of Ethics of the Registrant and the Investment Adviser(1)
            (ii)  Code of Ethics of the Sub-Adviser(1)
         (s)      Power of Attorney (1)


----------
         (*)    Filed herewith.

         (1) Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, filed April 19, 2006.

Item 26.   Marketing Arrangements


         Reference is made to Exhibits 2(h)(i) and 2(h)(ii) to this Registration Statement filed herewith.


Item 27.   Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


Printer/Edgar Filer                                                       150,000
Issuer Counsel                                                            150,000
NYSE Fee                                                                   30,000
Marketing Design                                                           60,000
Stock Certificates                                                         15,000
SEC Fees                                                                   32,100
NASD Fees                                                                  30,500
Auditor                                                                    15,000
Counsel for Independent Board of Directors                                 20,000
Underwriter Counsel                                                        10,000
Miscellaneous                                                              87,400
                                                                         --------
  Total                                                                  $600,000
                                                                         ========


Item 28.   Persons Controlled by or Under Common Control with Registrant

         None

Item 29.   Number of Holders of Securities


                                                                    NUMBER OF RECORD
                        TITLE OF CLASS                      SHAREHOLDERS AS OF MAY 5, 2006
                        --------------                      ------------------------------
         Common shares of beneficial interest, par value
         $0.01 per share                                                 1


Item 30.   Indemnification


         Article V of the First Amended and Restated Agreement and Declaration of Trust of the Registrant provides as follows:

         5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2  Mandatory Indemnification.

         (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking,
         (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940
         Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 9(a) of the Underwriting Agreement provides:

         The Fund, the Adviser and the Sub-Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Statutory Prospectus (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Statutory Prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriter Information; provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus contained in Pre-Effective Amendment No. 1 to the registration statement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of the Prospectus (which term as used in this proviso shall not include any statement of additional information unless specifically requested by such person) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending; provided further, however, that the Fund will not have any obligation to indemnify and hold harmless each Underwriter with respect to any loss, damage, expense, liability or claim (including the reasonable cost of investigation), joint or several, to which such Underwriter or such controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, expenses, liabilities or claims (or actions in respect thereof) arise out of, are caused by, relate to, or are based upon any untrue statement of a material fact or omission or alleged omission to state a material fact contained in the Registration Statement or Prospectus in the sections entitled "Prospectus Summary--Management of the Fund," "Management of the Fund--The Investment Adviser" and "Management of the Fund--The Sub-Adviser." The foregoing indemnity agreement shall be in addition to any liability which the Fund, the Adviser or the Sub-Adviser may otherwise have.

         Section 9(c) of the Underwriting Agreement provides:

         Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund, the Adviser and the Sub-Adviser, their directors, trustees, members, managers or partners, any officers of the Fund who sign the Registration Statement and any person who controls the Fund, the Adviser or the Sub-Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund, the Adviser and the Sub-Adviser to each Underwriter, but only with respect to the Underwriter Information relating to such Underwriter. Each Underwriter agrees, jointly and severally, to indemnify and hold harmless the Fund, the Adviser and the Sub-Adviser, their directors, trustees, members, managers or partners, any officers of the Fund who sign the Registration Statement and any person who controls the Fund, the Adviser or the Sub-Adviser within the meaning of Section 15 of the 1933 Act of Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon the failure of any offering of the Shares to Non-U.S. Persons by the Underwriters to comply with any laws, rules or regulations of any jurisdiction applicable to such offering. If any action, suit or proceeding shall be brought against the Fund, the Adviser or the Sub-Adviser, any of their directors, trustees, members, managers or partners, any such officer or any such controlling person, based on the Registration Statement, any Statutory Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to each of the Fund, the Adviser and the Sub-Adviser by paragraph (b) above (except that if the Fund, the Adviser or the Sub-Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund, the Adviser and the Sub-Adviser, their directors, trustees, members, managers or partners, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.


Item 31. Business and Other Connections of the Investment Adviser and the Sub-Adviser

         The Investment Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

         The Sub-Adviser, a corporation organized under the laws of the state of Florida, acts as sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-10418).

Item 32.   Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the offices of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Investment Adviser at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at 880 Carillon Parkway, St. Petersburg, Florida 33617, in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

Item 33.   Management Services

         Not applicable.

Item 34.   Undertakings

         1. Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.   Not applicable.

         3.   Not applicable.

         4.   Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

              Registrant undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES


         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 17th day of May, 2006.


                                          By: /s/ Nicholas Dalmaso
                                              -------------------------
                                              Nicholas Dalmaso
                                              Trustee


         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 17th day of May, 2006.


Principal Executive
Officer:

/s/ Nicholas Dalmaso                   Trustee, President and
--------------------------             Chief Legal and Executive Officer
Nicholas Dalmaso

Principal Financial Officer:

/s/ Steven M. Hill*                    Chief Financial Officer, Chief
----------------------------------     Accounting Officer and Treasurer
Steven M. Hill


Trustees:

/s/ Randall C. Barnes*                 Trustee
----------------------------------
Randall C. Barnes


/s/ Ronald A. Nyberg*                  Trustee
-----------------------------------
Ronald A. Nyberg


/s/ Ronald E. Toupin, Jr.*             Trustee
------------------------------------
Ronald E. Toupin, Jr.


*    Signed by Nicholas Dalmaso pursuant to a power of attorney.

                            Exhibit Index
                            -------------

(a)          First Amended and Restated Agreement and Declaration of Trust
(g)  (i)     Form of Advisory Agreement
(g)  (ii)    Form of Sub-Advisory Agreement
(h)  (i)     Form of Underwriting Agreement
(h)  (ii)    Form of Additional Compensation Agreement
(l)          Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(n)          Consent of Independent Registered Public Accounting Firm